AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 21, 2008.

SECURITIES ACT FILE NO. 333-[            ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

LEGG MASON PARTNERS INCOME TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

55 WATER STREET, NEW YORK, NY 10041

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

1-800-451-2010

(REGISTRANT’S AREA CODE AND TELEPHONE NUMBER)

R. JAY GERKEN

LEGG MASON & CO., LLC

620 EIGHTH AVENUE

NEW YORK, NY 10018

(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH COPIES TO:

ROGER P. JOSEPH, ESQ.	ROBERT I. FRENKEL, ESQ.
BINGHAM McCUTCHEN LLP	LEGG MASON & CO., LLC
ONE FEDERAL STREET	300 FIRST STAMFORD PLACE
BOSTON, MA 02110	STAMFORD, CT 06902

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing become effective September 20, 2008 pursuant to Rule 488.

TITLE OF SECURITIES BEING REGISTERED:

Class A shares and Class I shares

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

LEGG MASON PARTNERS FUNDS

55 Water Street

New York, New York 10041

Special Meeting of Shareholders to be held November 24, 2008

[            ], 2008

Dear Shareholder:

You are being asked to vote on a proposed transaction related to your fund, Legg Mason Partners Intermediate-Term U.S. Government Fund, a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust. Detailed information about the proposal is contained in the enclosed materials.

The Board of Trustees (the “Board”) of the Trust has called a special meeting of shareholders (the “Meeting”) for Legg Mason Partners Intermediate-Term U.S. Government Fund, identified as “your fund,” to be held on November 24, 2008, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, at 10:00 a.m., Eastern Time, in order to consider and vote on the proposed transaction regarding your fund. The transaction involves a proposal to reorganize your fund into Legg Mason Partners Government Securities Fund (the “Reorganization”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Reorganization. After careful consideration, the Board of your fund recommends that you vote “FOR” the proposed Reorganization.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply sign and return the voting instruction card in the enclosed postage-paid envelope or follow the instructions on the voting instruction card for voting by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

Legg Mason Partners Income Trust

LEGG MASON PARTNERS FUNDS

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed Proxy Statement/Prospectus describes a proposal to reorganize your fund into Legg Mason Partners Government Securities Fund. While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganization. Please refer to the more complete information contained elsewhere in the Proxy Statement/Prospectus about the reorganization.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board has approved a reorganization, subject to shareholder approval, under which your fund would be combined with Legg Mason Partners Government Securities Fund, another Legg Mason-affiliated fund that has investment strategies that are substantially similar to those of your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of the Legg Mason Partners Government Securities Fund.

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of Legg Mason Partners Government Securities Fund and you will become a shareholder of Legg Mason Partners Government Securities Fund. You will receive shares of Legg Mason Partners Government Securities Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. Legg Mason Partners Fund Advisor, LLC (“LMPFA”), your fund’s investment manager, considered the viability of your fund in light of its current size (approximately $48.1 million as of June 30, 2008) and limited prospects for future asset growth. After exploring various alternatives to a reorganization, LMPFA concluded that the best available alternative for fund shareholders would be to reorganize the fund into a larger fund that offers the potential for greater economies of scale. LMPFA recommended to the Board that your fund reorganize into the Legg Mason Partners Government Securities Fund, a fund with substantially similar investment strategies to those of your fund, but which is much larger ($619.3 million as of June 30, 2008) and has outperformed your fund on an average annual return basis, before sales charges, for the one-, three- five-, and ten-year periods ended May 31, 2008. In making its recommendation, LMPFA also considered the continuity of investment management services. Your fund’s subadviser, Western Asset Management Company (“Western Asset”), also serves as a subadviser to Legg Mason Partners Government Securities Fund, and both funds are advised by the same group of portfolio managers. The Board, after careful consideration of these and other factors, approved the reorganization and is now recommending it to you.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF THE SURVIVING FUND?

A. Legg Mason has recommended the reorganization of your fund with Legg Mason Partners Government Securities Fund based on, among other factors, its evaluation of the compatibility of your fund’s investment policies and strategies with those of Legg Mason Partners Government Securities Fund. There are, however, certain differences in investment objectives, policies, strategies and risks between your fund and Legg Mason Partners Government Securities Fund. For example, your fund focuses on total return, consistent with the preservation of capital, while Legg Mason Partners Government Securities Fund focuses on high current return. In addition, your fund is managed against the Citigroup 1-10 Year Treasury Bond Index and Legg Mason Partners Government Securities Fund is managed against the Lehman Brothers U.S. Fixed-Rate Mortgage-Backed Securities Index. Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus.

Reorganization	Significant Differences in Objectives and Strategies
Legg Mason Partners Intermediate-Term U.S. Government Fund (identified as the “Target Fund”) into Legg Mason Partners Government Securities Fund (identified as the “Acquiring Fund”)

The investment objective of the Target Fund is to maximize total return, consistent with preservation of capital. The investment objective of the Acquiring Fund is high current return.

Both Funds invest primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments.

Under normal circumstances the Target Fund invests substantially all of its assets in debt securities and mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The Target Fund normally maintains an average portfolio effective duration of between 1.5 and 4.5 years. Under normal circumstances, the Target Fund will maintain a dollar-weighted average portfolio maturity of more than three and less than ten years.

Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These securities include U.S. Treasury securities and mortgage-related securities. The Acquiring Fund may enter into mortgage dollar roll transactions as a principal investment strategy.

The principal investment policies of the funds differ as follows:

•     The Target Fund focuses on total return, consistent with preservation of capital, while the Acquiring Fund focuses on high current return.

•     The Target Fund is managed against the Citigroup 1-10 Year Treasury Bond Index and the Acquiring Fund is managed against the Lehman Brothers U.S. Fixed-Rate Mortgage-Backed Securities Index.

•     The Acquiring Fund may enter into mortgage dollar roll transactions as a principal investment strategy. In a mortgage dollar roll transaction, the Fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Target Fund also may enter into mortgage dollar roll transactions, but the use of mortgage dollar rolls is not a principal investment strategy.

•     The Target Fund normally maintains an average effective duration of between 1.5 and 4.5 years and, under normal circumstances, maintains a dollar-weighted average portfolio effective duration of more than three and less than ten years. The Acquiring Fund does not include among its principal investment policies an effective duration range or target.

•     The Acquiring Fund may invest up to 5% of its assets in U.S. government securities for which the principal repayment at maturity, though paid in U.S. dollars, is determined by reference to an exchange rate between the U.S. dollar and a foreign currency or currencies. The Target Fund has no comparable limitation.

Reorganization	Significant Differences in Objectives and Strategies

•      The Acquiring Fund is permitted to borrow from banks, up to 25% of the value of its assets, and may use the proceeds to make additional investments. However, neither the Acquiring Fund nor the Target Fund currently borrows from banks.

•      The Acquiring Fund is permitted to lend portfolio securities to brokers, dealers and other financial institutions. However, neither the Acquiring Fund nor the Target Fund currently has a securities lending program.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. The chart below illustrates the effect of the reorganization on your fund’s fees and expenses:

Target Fund into Acquiring Fund

•      For each of Class A and Class I, total annual operating expenses of the combined fund (after applicable waivers and expenses) are expected to be lower than or equal to your fund’s current total annual operating expenses. In the case of Class A shares, total annual operating expenses are expected to be the same due to a reduction in the contractual cap applicable to Class A shares that will become effective upon completion of the reorganization.

•      The effective management fee of the combined fund is expected to be equal to your fund’s current management fee.

•      If you purchase additional Class A shares of Legg Mason Partners Government Securities Fund after the reorganization, those purchases will be subject to the sales load structure of Legg Mason Partners Government Securities Fund (including applicable sales load waivers and discounts). The maximum sales charge (load) for Class A shares of Legg Mason Partners Government Securities Fund is 4.25% of the offering price, while the maximum sales charge (load) for Class A shares of your fund is 2.25% of the offering price. Shares received on dividend reinvestments will not be subject to a sales charge.

•      If you purchase additional Class A shares of Legg Mason Partners Government Securities Fund after the reorganization, the initial sales charge will be waived on purchases of $1,000,000 or more. The initial sales charge is waived on purchases of Class A shares of your fund for purchases of $500,000 or more.

•      If you purchase additional Class A shares of Legg Mason Partners Government Securities Fund after the reorganization, the maximum contingent deferred sales charge (load) for the Class A shares will be 1.00%, while the maximum contingent deferred sales charge (load) for the Class A shares for your fund is 0.50%. This sales charge would apply only if you were to redeem the shares less than one year after purchase.

Please see “Fee Tables and Expense Examples” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by Legg Mason Partners Government Securities Fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganization. Holders of Class A, Class B, and Class C shares of Legg Mason Partners Intermediate-Term U.S. Government Fund will receive Class A shares of Legg Mason Partners Government Securities Fund, and holders of Class O shares of Legg Mason Partners Intermediate-Term U.S. Government Fund will receive Class I shares of Legg Mason Partners Government Securities Fund. No matter which of Class A, Class, B, Class C or Class O shares you hold in Legg Mason Partners Intermediate-Term U.S. Government Fund, you will receive shares of Legg Mason Partners Government Securities Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares that occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. You will receive Class A shares of Legg Mason Partners Government Securities Fund if you currently hold Class A, Class B or Class C shares of your fund. You will receive Class I shares of Legg Mason Partners Government Securities Fund if you currently hold Class O shares of your fund. As noted above, if you purchase Class A shares after the reorganization, you will be subject to the sales load structure (including sales load waivers and discounts) applicable to Legg Mason Partners Government Securities Fund as set forth briefly above and explained more fully in “Summary—Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures,” and “Appendix C-Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information,” in this Proxy Statement/Prospectus.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of Bingham McCutchen LLP to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. LMPFA will be responsible for 50% of the costs incurred in connection with the reorganization. Each fund will pay the remaining 50% of costs incurred or allocated to the fund in connection with the reorganization. Please see “Proxy Solicitation” in the Proxy Statement/Prospectus for a description of these costs.

Q.	HOW DOES THE BOARD OF THE TRUST RECOMMEND THAT I VOTE?

A. The Board of the Trust, including all of the independent trustees, unanimously recommends that you vote FOR the reorganization of your fund.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders just like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the reorganization of your fund, the reorganization of your fund is expected to occur on or about December 5, 2008.

Q.	HOW CAN I VOTE OR AUTHORIZE A PROXY TO VOTE?

A. In addition to authorizing a proxy by mail by returning the enclosed proxy card, you may also authorize a proxy by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:

(1) Read the Proxy Statement/Prospectus and have your voting instruction card at hand.	(1) Read the Proxy Statement/Prospectus and have your voting instruction card at hand.

(2) Call the toll-free number that appears on your voting instruction card.	(2) Go to the website that appears on your voting instruction card.

(3) Enter the control number set out on the voting instruction card and follow the simple instructions.	(3) Enter the control number set out on the voting instruction card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on August 27, 2008, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions about how to cast your vote, please call Computershare Fund Services at 1-866-612-1831.

Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners Intermediate-Term U.S. Government Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on November 24, 2008

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of Legg Mason Partners Intermediate-Term U.S. Government Fund (the “Target Fund”), a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust, will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, on November 24, 2008, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1:	To consider and vote upon a Plan of Reorganization (the “Reorganization Plan”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund, a series of the Trust, in exchange for shares of Legg Mason Partners Government Securities Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”), to be distributed to the shareholders of the Target Fund, and (ii) the subsequent termination of the Target Fund as a series of the Trust.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Target Fund at the close of business on August 27, 2008 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

By order of the Board of Trustees,

Robert I. Frenkel
Secretary

[            ], 2008

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 21, 2008

PROXY STATEMENT/PROSPECTUS

[            ], 2008

PROXY STATEMENT FOR:

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners Intermediate-Term U.S. Government Fund

(the “Target Fund”)

55 Water Street

New York, New York 10041

1-800-451-2010

PROSPECTUS FOR:

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners Government Securities Fund

(the “Acquiring Fund”)

(each a “Fund” and, collectively, the “Funds”)

55 Water Street

New York, New York 10041

1-800-451-2010

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust, for a Special Meeting (the “Meeting”) of Shareholders of the Legg Mason Partners Intermediate-Term U.S. Government Fund (the “Target Fund”). The Meeting will be held on November 24, 2008 at 10:00 a.m., Eastern Time, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018. At the Meeting, shareholders of the Target Fund as of the close of business on August 27, 2008 (the “Record Date”) will be asked to consider and act upon the following:

PROPOSAL 1:	To consider and vote upon a Plan of Reorganization (the “Reorganization Plan”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund, a series of the Trust, in exchange for shares of Legg Mason Partners Government Securities Fund (“the Acquiring Fund”), a series of the Trust (the “Reorganization”), to be distributed to the shareholders of the Target Fund, and (ii) the subsequent termination of the Target Fund as a series of the Trust.

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Reorganization Plan contemplates the transfer of all of the assets of the Target Fund to the Acquiring Fund and the assumption of the Target Fund’s liabilities by the Acquiring Fund in exchange for full and fractional shares of the Acquiring Fund of the class of shares of the Target Fund set forth in the chart below, and having an aggregate net asset value equal to the aggregate net asset value of the Target Fund. The Target Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, the Target Fund would be terminated as a series of the Trust.

You are being asked to approve the Reorganization Plan pursuant to which the Reorganization would be accomplished. Because shareholders of the Target Fund are being asked to approve a transaction that will result in their holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

Target Fund—Share Class Exchanged*	Acquiring Fund—Share Class Received
Legg Mason Partners Intermediate-Term U.S. Government Fund Class A Class B Class C Class O	Legg Mason Partners Government Securities Fund Class A Class A Class A Class I

If the Reorganization Plan is approved, the shareholders of the Target Fund will receive full and fractional shares of the Acquiring Fund of the corresponding class of shares of the Target Fund set forth in the above chart.

The Reorganization is being structured as a tax-free reorganization for federal income tax purposes. See “Information about the Proposed Reorganization-Federal Income Tax Consequences” below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Each Fund is a separate series of the Trust, a registered open-end management investment company organized as a Maryland business trust. The investment strategies of the Target Fund are substantially similar to those of the Acquiring Fund. There are, however, certain differences in the investment objectives, principal investment policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated [            ], 2008 relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into (legally forms a part of) this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Funds at the address listed above or calling Legg Mason Partners Shareholder Services at 800-451-2010.

For more information regarding the Funds, see the current prospectuses of the Funds (the “Prospectuses”) and statements of additional information of the Funds (the “Fund SAIs”) filed with the SEC on the dates as listed in Appendix A. The Target Fund Prospectus, the Acquiring Fund Prospectus and each Fund SAI are incorporated into this Proxy Statement/Prospectus by reference.

The most recent annual reports for each Fund, which highlight certain important information such as investment performance and expense and financial information and which have been filed with the SEC, are incorporated herein by reference. You may receive without charge a copy of the Prospectus, Fund SAI and annual report for each Fund by contacting Legg Mason Partners Shareholder Services at 800-451-2010, or by writing the Funds at the address listed above.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at

*	The Target Fund also offers Class R shares, but no Class R shares are outstanding.

ii

(202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Plan pertaining to the Reorganization accompanies this Proxy Statement/Prospectus as Appendix B.

The information contained herein concerning the Target Fund has been provided by, and is included herein in reliance upon, the Target Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

I

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Plan, the form of which is attached to this Proxy Statement/Prospectus as Appendix B.

Proposed Reorganization

At a meeting held on August 11 and 12, 2008, the Board of the Trust, including all of the Trustees who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the Reorganization Plan. The Reorganization Plan provides for:

1. the transfer of all of the assets and the assumption of all of the liabilities of the Target Fund in exchange for the shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund;

2. the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund; and

3. the termination of the Target Fund as a series of the Trust.

The Reorganization Plan is subject to approval by the shareholders of the Target Fund. The Reorganization, if approved by shareholders, is scheduled to be effective as of the close of business on December 5, 2008, or on such later date as the Board or President of the Trust shall determine (the “Closing Date”). As a result of the Reorganization, if approved by shareholders, each shareholder of the Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Closing Date. See “Information about the Proposed Reorganization” below. For more information about the shares offered by the Target Fund and the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares-Other Shareholder Information” in Appendix C.

For the reasons set forth below in “Information about the Proposed Reorganization-Reasons for the Reorganization and Board Considerations,” the Board of the Trust, including all of the Independent Trustees, has concluded that the Reorganization of the Target Fund would be in the best interests of the Target Fund and the Acquiring Fund and that the interests of the Target Fund’s and the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, is hereby submitting the Reorganization Plan to the shareholders of the Target Fund and recommends that shareholders of the Target Fund vote “FOR” the Reorganization Plan. The Board of the Trust also has approved the Reorganization on behalf of the Acquiring Fund.

For the Target Fund, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Target Fund. See “Voting Information” below.

Prior to the completion of the Reorganization, the Funds will have received an opinion of Bingham McCutchen LLP to the effect that the Reorganization will be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986 (the “Code”). Accordingly, subject to the limited exceptions described below under “Information about the Proposed Reorganization—Federal Income Tax Consequences,” it is expected that no gain or loss will be recognized by the Target Fund or its shareholders as a result of the Reorganization of the Target Fund, and the aggregate tax basis of the Acquiring Fund shares received by the Target Fund shareholders will be the same as the aggregate tax basis of the shareholders’ Target Fund shares. For more information about the federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization—Federal Income Tax Consequences” below.

Some of the portfolio assets of the Target Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income and net capital gain realized in the normal course of its operations and not previously distributed for taxable years ending on or prior to the Closing Date. The transaction costs associated with repositioning the Target Fund’s portfolio in connection with the Reorganization will be borne by the Fund.

Comparison of Investment Objectives, Principal Investment Policies, Strategies and Risks

This section will help you compare the investment objectives, principal investment policies, strategies and risks of the Target Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management can be found in Appendix D. The investment objective, principal investment policies, strategies and risks of the Acquiring Fund will apply to the combined fund following the Reorganization. More information can be found in each Fund’s Prospectus and Fund SAI.

The Target Fund’s investment objective is to maximize total return, consistent with preservation of capital. The Acquiring Fund’s investment objective is high current return.

Both Funds invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (collectively, the “U.S. Government”) and related investments.

Under normal circumstances, the Target Fund invests substantially all of its assets in debt securities and mortgage-based securities that are issued or guaranteed by the U.S. Government. The Target Fund normally maintains an average portfolio effective duration of between 1.5 and 4.5 years and, under normal circumstances, maintains a dollar-weighted average portfolio effective duration of more than three and less than ten years.

Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities guaranteed by the U.S. Government and related investments. These securities include U.S. Treasury securities and mortgage-related securities. The Acquiring Fund may enter into mortgage dollar roll transactions as a principal investment strategy.

Instead of investing directly in particular securities, both Funds may gain exposure to a security or an issuer or a market through the use of instruments such as derivatives, synthetic instruments and other instruments intended to provide similar economic exposure. The Funds may use these instruments to a substantial extent and even as a primary means of gaining investment exposures.

Both Funds may use derivatives to hedge portfolio risks, as a substitute for buying or selling securities, as a cash flow management technique and to enhance returns. Both Funds may act as sellers under credit default swaps.

There are several differences between the Funds:

•	The Target Fund focuses on total return, consistent with preservation of capital, while the Acquiring Fund focuses on high current return.

•	The Target Fund is managed against the Citigroup 1-10 Year Treasury Bond Index and the Acquiring Fund is managed against the Lehman Brothers U.S. Fixed-Rate Mortgage-Backed Securities Index.

•

The Acquiring Fund may enter into mortgage dollar roll transactions as a principal investment strategy. The Target Fund also may enter into mortgage dollar roll transactions, but the use of mortgage dollar rolls is not a principal investment strategy.

•

The Target Fund normally maintains an average effective duration of between 1.5 and 4.5 years and, under normal circumstances, maintains a dollar-weighted average portfolio effective duration of more than three and less than ten years. The Acquiring Fund does not include among its principal investment policies an effective duration range or target.

•

The Acquiring Fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity is paid in U.S. dollars but determined by reference to an exchange rate between the U.S. dollar and a foreign currency or currencies. The Target Fund has no comparable limitation.

The Target Fund and the Acquiring Fund are subject to similar principal risk factors. However, the Acquiring Fund has maintained a slightly longer effective duration than the Target Fund, with the result that the value of the Acquiring Fund’s portfolio securities may be somewhat more sensitive to changes in interest rates. The Acquiring Fund also has experienced slightly greater volatility in share price than the Target Fund.

Effect on Expenses

Following the Reorganization, total annual operating expenses paid by Class B, Class C and Class O Target Fund shareholders are expected to decline and total annual operating expenses paid by Class A Target Fund shareholders are expected to remain the same, due to a reduction of 0.01% in the expense cap applicable to Class A of the Acquiring Fund, from 0.81% to 0.80%, that will become effective upon completion of the Reorganization and will remain in effect until May 1, 2009. Total annual operating expenses for Class B shares are expected to decline from 1.05% (after voluntary fee waivers) to 0.80%, for Class C shares from 1.30% (after voluntary fee waivers) to 0.80%, and for Class O shares from 0.55% (after voluntary fee waivers) to 0.48%. The effective management fee paid by Target Fund shareholders is expected to remain at 0.55%. Following the Reorganization, the Acquiring Fund’s fee structure, which includes breakpoints, will apply.

Fee Tables and Expense Examples

The table below (1) compares the estimated fees and expenses of shares of the Target Fund and shares of the Acquiring Fund as of April 28, 2008, and (2) shows the estimated fees and expenses of the shares of the combined Fund, on a pro forma basis, as if the Reorganization occurred on April 28, 2008.

The estimates are based on the contracts and agreements in effect as of April 28, 2008 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of April 28, 2008. Accordingly, the actual fees and expenses of each class of each Fund and the combined fund as of the Closing Date of the Reorganization may differ from those reflected in the tables below due to changes in net assets from those at April 28, 2008.

Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between that date and the Closing Date of the Reorganization. As a general matter, changes (positive or negative) in either Fund’s expense ratios resulting from fluctuations in the Target Fund’s or the Acquiring Fund’s net assets will be borne by the shareholders of the Fund and the combined Fund. For information concerning the net assets of each Fund and class as of August 1, 2008, please see “Capitalization.”

The estimated expenses of the Funds as of April 28, 2008 and pro forma expenses following the Reorganization are set forth below:

	Pre-Reorganization								Legg Mason Partners Government Securities Pro Forma Combined Fund
	Legg Mason Partners Intermediate- Term U.S. Government Fund		Legg Mason Partners Intermediate- Term U.S. Government Fund		Legg Mason Partners Intermediate- Term U.S. Government Fund		Legg Mason Partners Government Securities Fund
	Class A		Class B		Class C		Class A		Class A
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	2.25%		None		None		4.25%		4.25%
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	5.00%		None		None	(b)	None	(b)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.55	%(c)	0.55	%(c)	0.55	%(c)	0.55	%(d)	0.55	%(d)
Distribution and/or Service (12b-1) Fees	0.25%		0.50%		0.75%		0.25%		0.25%
Other Expenses	0.61	%(e)	0.55	%(e)	0.49	%(e)	0.20	%(f)	0.20	%(f)

Total Annual Fund Operating Expenses	1.41	%†	1.60	%†	1.79	%†	1.00	%††	1.00	%†††

	Pre-Reorganization				Legg Mason Partners Government Securities Pro Forma Combined Fund
	Legg Mason Partners Intermediate- Term U.S. Government Fund		Legg Mason Partners Government Securities Fund
	Class O		Class I		Class I
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.55	%(c)	0.55	%(d)	0.55	%(d)
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.47%		0.03	%(f)	0.03	%(f)

Total Annual Fund Operating Expenses	1.02	%†	0.58	%††	0.58	%††

†	Because of voluntary expense caps, actual total operating expenses are not expected to exceed 0.80% for Class A shares, 1.05% for Class B shares, 1.30% for Class C shares, and 0.55% for Class O shares of Legg Mason Partners Intermediate-Term U.S. Government Fund. These voluntary expense caps do not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, LMPFA will, as necessary, forgo management fees or reimburse operating expenses. However, effective January 1, 2008, LMPFA is permitted to recapture amounts previously voluntarily forgone or reimbursed by LMPFA to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will LMPFA recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

††

Management has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses for Class A and Class I of Legg Mason Partners Government Securities Fund to 0.81% and 0.48%, respectively, until May 1, 2009.

†††	The contractual cap on Class A of Legg Mason Partners Government Securities Fund will be reduced by 0.01%, from 0.81% to 0.80%, upon completion of the Reorganization. The contractual cap will remain in effect until May 1, 2009.

(a)

You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

(b)

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(c)

Legg Mason Partners Intermediate-Term U.S. Government Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.550% on assets up to and including $1 billion; 0.525% on assets over $1 billion and up to and including $2 billion; 0.500% on assets over $2 billion and up to and including $5 billion; 0.475% on assets over $5 billion and up to and including $10 billion; and 0.450% on assets over $10 billion.

(d)

Legg Mason Partners Government Securities Fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.55% on assets up to and including $2 billion; 0.50% on assets up to and including $4 billion; 0.45% on assets up to and including $6 billion; 0.40% on assets up to and including $8 billion; and 0.35% on assets over $8 billion.

(e)

With respect to Class A, Class B and Class C shares (as applicable), Legg Mason Partners Intermediate-Term U.S. Government Fund may pay a fee for recordkeeping services performed for the share class. As a result, the operating expenses of affected share classes may increase over time.

(f)

With respect to Class A and Class I shares (as applicable), Legg Mason Partners Government Securities Fund may pay a fee for recordkeeping services performed for the share class. As a result, the operating expenses of affected share classes may increase over time.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before waivers and reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Legg Mason Partners Intermediate-Term U.S. Government Fund (with or without redemption)	$365	$661	$979	$1,878
Legg Mason Partners Government Securities Fund (with or without redemption)	$523	$731	$955	$1,600
Pro Forma Combined Legg Mason Partners Government Securities Fund (with or without redemption)	$523	$731	$955	$1,600

Class B
Legg Mason Partners Intermediate-Term U.S. Government Fund (redemption at end of period)	$663	$805	$971	$1,849	*
Legg Mason Partners Intermediate-Term U.S. Government Fund (no redemption)	$163	$505	$871	$1,849	*
Pro Forma Combined Legg Mason Partners Government Securities Fund Class A (with or without redemption)	$523	$731	$955	$1,600	**

Class C
Legg Mason Partners Intermediate-Term U.S. Government Fund (with or without redemption)	$182	$564	$970	$2,106
Pro Forma Combined Legg Mason Partners Government Securities Fund Class A (with or without redemption)	$523	$731	$955	$1,600	**

Class O
Legg Mason Partners Intermediate-Term U.S. Government Fund (with or without redemption)	$104	$324	$563	$1,247
Pro Forma Combined Legg Mason Partners Government Securities Fund Class I (with or without redemption)	$59	$186	$323	$725	***

Class I
Legg Mason Partners Government Securities Fund (with or without redemption)	$59	$186	$323	$725
Pro Forma Combined Legg Mason Partners Government Securities Fund (with or without redemption)	$59	$186	$323	$725

*	Assumes conversion to Class A shares approximately 8 years after purchase.
**	Pro Forma information shown for Class A of Pro Forma Combined Legg Mason Partners Government Securities Fund.
***	Pro Forma information shown for Class I of Pro Forma Combined Legg Mason Partners Government Securities Fund.

Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or deferred sales charges will be incurred by Target Fund shareholders as a result of the Reorganization.

If you purchase additional Class A shares of the Acquiring Fund after the Reorganization, those purchases will be subject to the sales load structure of the Acquiring Fund (including applicable sales load waivers and discounts). However, shares received on dividend reinvestment will not be subject to a sales charge.

The minimum initial sales charge (load) for Class A shares is higher for the Acquiring Fund (4.25% compared to 2.25%), the initial sales charge is waived for purchases of $1,000,000 (as opposed to $500,000 for purchases of Target Fund Class A shares), and the contingent deferred sales charge on redemptions of Class A shares within one year after purchase is higher for the Acquiring Fund (1.00% compared to 0.50%).

There is no initial sales load or deferred sales charge on purchases or sales of Class O shares of the Target Fund or Class I shares of the Acquiring Fund.

More information about the distribution and shareholder servicing arrangements of the shares of the Acquiring Fund following the Reorganization and the procedures for making purchases, redemptions and exchanges of such shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares-Other Shareholder Information” in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Target Fund with the Acquiring Fund is based upon, and qualified in its entirety by, the disclosure appearing in the Prospectuses (as supplemented) of the Target Fund and the Acquiring Fund under the captions “Investments, risks and performance” and “More on the fund’s investments.” The Prospectuses (which may be supplemented from time to time) are dated as follows:

Target Fund	Prospectus Dated
Legg Mason Partners Intermediate-Term U.S. Government Fund	April 28, 2008

Acquiring Fund	Prospectus Dated
Legg Mason Partners Government Securities Fund	April 28, 2008

Additional information about each Fund’s investment objectives and principal investment strategies may also be found in Appendix D to this Proxy Statement/Prospectus.

The investment objective and principal investment strategies and principal risks of the Acquiring Fund will apply to the combined Fund following the Reorganization.

Investment Objectives

The Target Fund seeks to maximize total return, consistent with the preservation of capital. The Acquiring Fund’s investment objective is high current return. Each Fund may change its investment objective without shareholder approval.

Principal Investment Policies and Strategies

Both Funds invest in debt securities guaranteed by the U.S. government, its agencies or instrumentalities (collectively, the “U.S. Government”) and related investments.

Under normal circumstances, the Target Fund invests substantially all of its assets in debt securities and mortgage-backed securities that are issued or guaranteed by the U.S. Government. The Target Fund normally maintains an average portfolio effective duration of between 1.5 and 4.5 years and, under normal circumstances, maintains a dollar-weighted average portfolio effective duration of more than three and less than ten years.

Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities guaranteed by the U.S. Government and related investments. These securities include U.S. Treasury securities and mortgage-related securities. The Acquiring Fund may enter into mortgage dollar roll transactions as a principal investment strategy.

Instead of investing directly in particular securities, both Funds may gain exposure to a security or an issuer or a market through the use of instruments such as derivatives, synthetic instruments and other instruments intended to provide similar economic exposure. The Funds may use these instruments to a substantial extent and even as a primary means of gaining investment exposures.

Both Funds may use derivatives to hedge portfolio risks, as a substitute for buying or selling securities, as a cash flow management technique and to enhance returns. Both Funds may act as sellers under credit default swaps.

There are several differences between the Funds:

•	The Target Fund focuses on total return, consistent with preservation of capital, while the Acquiring Fund focuses on high current return.

•	The Target Fund is managed against the Citigroup 1-10 Year Treasury Bond Index and the Acquiring Fund is managed against the Lehman Brothers U.S. Fixed-Rate Mortgage-Backed Securities Index.

•

The Acquiring Fund may enter into mortgage dollar roll transactions as a principal investment strategy. In a mortgage dollar roll transaction, the Fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Target Fund also may enter into mortgage dollar roll transactions, but the use of mortgage dollar rolls is not a principal investment strategy.

•

The Target Fund normally maintains an average effective duration of between 1.5 and 4.5 years and, under normal circumstances, maintains a dollar-weighted average portfolio effective duration of more than three and less than ten years. The Acquiring Fund does not include among its principal investment policies an effective duration range or target.

•

The Acquiring Fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity is paid in U.S. dollars but determined by reference to an exchange rate between the U.S. dollar and a foreign currency or currencies.

The Target Fund and the Acquiring Fund are subject to similar principal risk factors. However, the Acquiring Fund has maintained a slightly longer effective duration than the Target Fund, with the result that the value of the Acquiring Fund’s portfolio securities may be somewhat more sensitive to changes in interest rates. The Acquiring Fund also has experienced slightly greater volatility in share price than the Target Fund.

The Target Fund. When evaluating securities for investment, the portfolio managers focus on identifying undervalued sectors and securities. Specifically, the portfolio managers:

•	Monitor the spread between U.S. Treasury and government agency or instrumentality issues, and purchase agency and instrumentality issues which they believe will provide a total return advantage

•	Determine sector or maturity weightings based on intermediate and long-term assessments of the economic environment and relative value factors based on interest rate outlook

•	Use research to uncover inefficient sectors of the government and mortgage markets, and adjust portfolio positions to take advantage of new information

•	Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

In addition, the Target Fund may:

•	Subject to its particular investment policies, invest in collateralized mortgage obligations

•	Invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features

•	Invest in variable and floating rate debt securities

•	Invest in repurchase agreements

•	Invest in inflation-protected securities

•	Invest in when-issued securities

•	Invest in commercial paper and other short-term investments

•

Depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities without regard to any percentage limitations

The Acquiring Fund. When evaluating securities for investment, the portfolio managers focus on identifying undervalued securities. Specifically, the portfolio managers:

•	Monitor the spreads between U.S. Treasury and government agency or instrumentality issuers, and purchase agency and instrumentality issues that they believe will provide a yield advantage

•	Determine sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and relative value factors based on interest rate outlook

•	Use research to identify sectors of the government and mortgage markets that are inefficiently priced, and adjust portfolio positions to take advantage of new information

•	Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

In addition, the Acquiring Fund may:

•	Invest in collateralized mortgage obligations

•	Invest in repurchase agreements

•	Invest in various types of structured instruments, including securities that have demand, tender or put features, or interest reset features

•	Invest in variable and floating rate debt securities

•	Invest in when-issued securities

•	Invest in commercial paper and other short-term investments

•

Depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities, without regard to any percentage limitations

•	Borrow, on a secured or unsecured basis, up to 25% of the value of its assets, including for the purpose of making additional investments

•	Lend securities

Risk Factors

Because the Funds have similar investment policies and strategies, the principal risks of investing in the Funds are similar. You could lose money on your investments in either Fund, or either Fund may not perform as well as other investments.

The following summarizes principal risks of investing in either Fund:

•	Interest rates increase, causing the prices of fixed-income securities to decline and reducing the value of a Fund’s portfolio. This is known as interest rate risk

•

Interest rates decline, causing the issuers of mortgage-related securities held by a Fund to pay principal earlier than scheduled or exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment or call risk

•

Interest rates increase, resulting in slower than expected principal payments extending the average life of fixed-income securities and locking in below-market interest rates and reducing the value of these securities. This is known as extension risk

•

The issuer of a security owned by a Fund defaults on its obligation to pay principal and/or interest, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying asset declines

•	The portfolio managers’ judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

•

The value of a security declines due to adverse factors affecting the bond markets generally, or the markets for certain types of securities or for securities relating to particular industries or sectors. This is sometimes referred to as market risk

•

Derivatives involve special risks and costs and may result in losses to a Fund. A Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make a Fund less liquid and harder to value, especially in changing markets

•

Credit default swap contracts involve special risks and may result in losses to a Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements

•

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, this guarantee does not apply to losses resulting from declines in the market value of these securities

•

Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an issuer of such a security has difficulty meeting its obligations, a Fund may become the holder of a restructured security or of underlying assets. In that case, a Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can by sold only at a loss

•

A Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer

•

A Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from a Fund’s performance

•	To the extent a Fund holds mortgage derivative securities, the Fund may suffer increased volatility in share price because of the imbedded leverage or unusual interest rate reset term

The Acquiring Fund has maintained a slightly longer effective duration than the Target Fund, with the result that the value of the Acquiring Fund’s portfolio securities may be somewhat more sensitive to changes in interest rates. The Acquiring Fund also has experienced slightly greater volatility in share price than the Target Fund.

Comparison of Fundamental Investment Restrictions

The Funds have identical fundamental investment restrictions, which cannot be changed without shareholder approval.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Reorganization Plan

The following summary of the Reorganization Plan is qualified in its entirety by reference to the form of Reorganization Plan attached as Appendix B to this Proxy Statement/Prospectus. The Reorganization Plan provides for (1) the transfer of all of the assets and the assumption of all of the liabilities of the Target Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund, (2) the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund and (3) the redemption of Target Fund shares and the termination of the Target Fund as a series of the Trust.

Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on December 5, 2008, or on such later date as the Board or President of the Trust shall determine (the “Closing Date”). The net asset value of the Funds shall be computed using the valuation procedures established by the Trust’s Board. The number of shares of the Acquiring Fund to be issued in exchange for the Target Fund’s assets shall be determined by dividing the net asset value of the class of shares of the Target Fund by the net asset value per share of the corresponding class of shares of the Acquiring Fund.

The number of full and fractional shares of the Acquiring Fund to be received by each Target Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Target Fund held by such shareholder as of 4:00 p.m. on the Closing Date or such later time on that date as the Target Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, the Target Fund will distribute pro rata to its shareholders of record as of the Closing Date the shares of the Acquiring Fund received by the Target Fund in the Reorganization and will terminate. The distribution of Acquiring Fund shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders.

If the Reorganization is approved, Class A, Class B and Class C shareholders of the Target Fund will receive Class A shares of the Acquiring Fund and Class O shareholders of the Target Fund will receive Class I shares of the Acquiring Fund.

All issued and outstanding shares of the Target Fund will simultaneously be redeemed on the books of the Target Fund. This Proxy Statement/Prospectus constitutes notice of any such redemption. The Acquiring Fund will not issue certificates representing the shares issued in connection with the Reorganization.

After such distribution and redemption, the Target Fund will take any necessary steps under Maryland law, its declaration of trust and any other applicable law to effect its termination as a series of the Trust.

The Board of the Trust on behalf of the Funds has determined with respect to each Fund that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund. In making these determinations, the Board of the Trust took into account that LMPFA will be responsible for 50% of the fees and expenses of the Funds’ legal counsel and independent public accounting firm incurred in connection with the Reorganization and that the Funds will share equally the remaining portion of those fees and expenses, that each of the Target Fund and LMPFA will be responsible for 50% of the cost of printing and mailing the Proxy Statement and the solicitation of the related proxies for the Target Fund, that each of the Acquiring Fund and LMPFA will be responsible for 50% of all other direct and indirect expenses and out-of-pocket costs and expenses incurred by the Acquiring Fund relating to the Reorganization, and that each of the Target Fund and LMPFA will be responsible for 50% of all other direct and indirect expenses and out-of-pocket costs and expenses incurred by the Target Fund relating to the Reorganization. The transaction costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be borne by the Funds.

The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Funds’ Board, make proceeding with the Reorganization inadvisable with respect to either Fund. The Reorganization Plan provides that the Trust may not waive the requirements that: (a) the Reorganization Plan be approved by shareholders of the Target Fund; and (b) the Funds receive the legal opinion of Bingham McCutchen LLP that the transaction contemplated by the Reorganization Plan will constitute a tax-free reorganization for federal income tax purposes.

Approval of the Reorganization Plan will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund as defined in the 1940 Act. See “Voting Information” below.

Description of the Acquiring Fund’s Shares

Target Fund shareholders of record as of the Closing Date will receive full and fractional shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Plan, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights, as more fully described in “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” attached as Appendix C to this Proxy Statement/Prospectus. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganization and Board Considerations

The proposed Reorganization was presented to the Board for consideration with supporting information prepared by Legg Mason at a Board meeting held on August 11 and 12, 2008, and was approved at that meeting. The Board, including all of its Independent Trustees, following discussion of the advantages and any disadvantages to the Target Fund, determined that: (1) the proposed Reorganization would be in the best interests of the Target Fund and the Acquiring Fund; and (2) the proposed Reorganization would not result in the dilution of the interests of the Target Fund or the Acquiring Fund or their respective shareholders.

In approving the Reorganization of the Funds, the Board, based on information provided by Legg Mason, Inc., considered a number of factors, including the following:

•	the benefits to the Funds that are expected to be derived from the integration of the Funds, as described below;

•	the objective of management to eliminate comparable or duplicative product offerings;

•	the compatibility of the investment strategies, policies, and risks of the Target Fund with those of the Acquiring Fund;

•	the Acquiring Fund and the Target Fund share the same portfolio managers;

•	greater marketing and distribution focus on a smaller number of funds, which may promote asset growth over time;

•	the relative sizes of the Acquiring Fund and the Target Fund, acknowledging that the Acquiring Fund is substantially larger than the Target Fund;

•

the performance history of the Acquiring Fund and the Target Fund and the fact that the Acquiring Fund has had better performance before sales charges for the one-, three-, five- and ten-year periods ended May 31, 2008;

•

the expense ratios and other charges of the Funds, information as to specific fees and expenses of the Acquiring Fund and the Target Fund and the fact that the combined Fund is expected to have lower or equal total annual operating expenses (after applicable waivers and reimbursements);

•	the absence of a dilutive effect on interests of current shareholders of the Funds;

•

the federal tax consequences of the Reorganization to the Target Fund and its shareholders, including that the Reorganization has been structured to qualify as a “reorganization” under Section 368(a) of the Code; and

•	the potential for greater economies of scale and lower expenses, resulting from greater asset growth over time.

If the Reorganization is approved by shareholders and is consummated, Legg Mason, Inc. is expected to:

•	achieve higher profitability due to decreased costs;

•	reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines; and

•

benefit from the increased revenues from rising asset levels to the extent that the Reorganization helps to streamline the fund family, encourage a more focused marketing and distribution effort, produce better performance, and generally make the funds more attractive investment vehicles to the investing public.

The Target Fund has failed to achieve anticipated asset size and management has expressed concern that the Target Fund will not grow substantially in the future. The Acquiring Fund has outperformed the Target Fund on an average annual return basis, before sales charges, for the one-, three-, five- and ten-year periods ended May 31, 2008. The Reorganization of the Funds is expected to result in cost savings for the two Funds. To the extent each of the Funds is offered in certain distribution channels, the Reorganization is expected to streamline the investment products available and may encourage a more focused marketing and distribution effort so as to promote asset growth.

The total expenses of the Class A shares of the Acquiring Fund are expected to decrease by approximately 0.01% as a result of the Reorganization. Management has agreed to a decrease of 0.01% in the contractual cap on expenses applicable to Acquiring Fund Class A shares. As a result, total expenses for Class A shares of the Acquiring Fund (exclusive of taxes, brokerage commissions and extraordinary expenses) will not exceed an annual rate of 0.80% of average daily net assets attributable to Class A. This arrangement will remain in effect until May 1, 2009 unless terminated prior to that date by the Board of the Acquiring Fund.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the Target Fund of an opinion from Bingham McCutchen LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of shares of the Acquiring Fund, all pursuant to the Reorganization Plan, constitutes a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(ii) The Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund; and the Target Fund will not recognize gain or loss upon the distribution to its shareholders of shares of the Acquiring Fund in liquidation of the Target Fund except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a), and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year;

(iii) Shareholders of the Target Fund will not recognize gain or loss on the receipt of shares of Acquiring Fund solely in exchange for shares of the Target Fund pursuant to the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Target Fund exchanged therefor, provided that the Target Fund shareholder held the shares of the Target Fund as a capital asset at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Target Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

(vii) The basis in the hands of the Acquiring Fund of the assets will be the same as the basis of the assets in the hands of the Target Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; and

(viii) The holding period of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund (except to the extent that the investment activities of the Acquiring Fund acts to reduce or eliminate such holding period).

While neither the Target Fund nor the Acquiring Fund is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax adviser with respect to such matters.

Prior to the Closing Date, the Target Fund, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of each of the Target Fund’s shareholders.

Information Regarding Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. The Target Fund is presently entitled to net capital loss carryovers for federal income tax purposes in the amounts set forth below. The Reorganization will cause the taxable year of the Target Fund to close, which will accelerate the schedule for expiration of its net capital loss carryovers and could also result in a net capital loss for the tax year ending on the Closing Date. In addition, the Reorganization is expected to result in a limitation on the Acquiring Fund’s ability to use carryovers of Target Fund and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. That limitation, imposed by Section 382 of the Code, will apply if the shareholders of the Target Fund own less than 50% of the Acquiring Fund immediately after the Reorganization and will be imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. The Acquiring Fund may also be prohibited, under Section 384 of the Code, from using the Target Fund’s loss carryover and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization to the extent such gains are realized within five years following the Reorganization.

As of the date of this Proxy Statement/Prospectus, the product of the long-term tax-exempt rate and the net asset value of the Target Fund is expected to be less than the aggregate current net capital loss carryover of the Target Fund. (Based on net assets of $48.1 million as of June 30, 2008 and the long-term tax exempt rate for August 2008 of 4.65%, the product would be approximately $2,236,700). Because, however, the limitation under Section 382 is applied on an annual basis, and because the annual limitation amount is anticipated to be more than 50% of the Target Fund’s capital loss carryovers (and substantially in excess of the portion of those carryovers expected to expire prior to 2012), the Section 382 limitation is not expected to be a significant factor in the usability of Target Fund’s capital loss carryovers. Nevertheless, no assurance can be given as to the net asset value of the Target Fund or the long-term tax exempt rate that will be in effect at the time of the Reorganization, or as to the amount of the net capital loss, if any, for the Target Fund’s taxable year ending on the Closing Date. Even if the Acquiring Fund is able to fully utilize the net capital loss carryovers and unrealized losses of the Target Fund, the tax benefit resulting from those losses will be shared by both Funds’ shareholders following the Reorganization. Therefore, a Target Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

As of the dates indicated below, the Funds had the following unused capital loss carryovers:

	Target Fund (As of December 31, 2007)		Acquiring Fund (As of December 31, 2007)
	Amount of Carryover	Fiscal Year of Expiration Prior to Reorganization	Amount of Carryover	Fiscal Year of Expiration Prior to Reorganization
	$39,501	12/31/2009	$16,358,450	12/31/2008
	43,014	12/31/2010	777,138	12/31/2010
	256,139	12/31/2011	420,494	12/31/2011
	1,521,817	12/31/2012	3,973,198	12/31/2012
	1,144,175	12/31/2013	9,167,305	12/31/2013
	762,359	12/31/2014	12,232,572	12/31/2014
	367,411	12/31/2015	1,882,606	12/31/2015

Total	$4,134,416		$44,811,763

The Reorganization would impact the use of these loss carryovers in the following manner: (1) the closing of the Target Fund’s taxable year would cause each loss carryover to expire one year sooner than it otherwise would have expired; (2) after the Reorganization, the loss carryovers would benefit all of the shareholders of the Acquiring Fund, rather than only the shareholders of the Target Fund; (3) the amount of the Target Fund’s capital loss carryovers that could be utilized in any taxable year would be limited to the product of the long-term tax-exempt rate at the time of the Reorganization and the aggregate net asset value of the Target Fund at the time of Reorganization.

Information Applicable to all Funds with Capital Loss Carryover

Since the Reorganization is not expected to close until approximately December 5, 2008, the capital loss carryover and limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The effect of the combination of these factors on the use of loss carryovers may result in some portion of the loss carryovers of either Fund, or both, expiring unused.

TERMINATION OF THE TARGET FUND

If the Reorganization is effected, the Target Fund will be terminated as a series of the Trust.

PORTFOLIO SECURITIES

If the Reorganization is effected, management will analyze and evaluate the portfolio securities of the Target Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objective and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Target Fund), management will determine the extent and duration to which the portfolio securities of the Target Fund will be maintained by the Acquiring Fund. It is possible that there may be some dispositions of the portfolio securities of the Target Fund in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of the Target Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available loss carryforwards.

As of the date hereof, it is expected that no securities of the Target Fund need to be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Manager and Sub-Adviser

LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, is the Acquiring Fund’s investment manager. LMPFA also serves as the investment manager of certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the Fund. As of June 30, 2008, LMPFA’s total assets under management were approximately $199.7 billion.

Western Asset provides the day-to-day portfolio management of the Acquiring Fund, as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2008, Western Asset’s total assets under management were approximately $455.7 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $922.8 billion.

Management and sub-advisory fees are paid to LMPFA and the Western Asset at the following rates as a percentage of the Acquiring Fund’s average daily net assets:

Investment Manager	Fee Rate
LMPFA	0.55% on assets up to and including $2 billion, 0.50% on assets up to and including $4 billion, 0.45% on assets up to and including $6 billion, 0.40% on assets up to and including $8 billion, and 0.35% on assets over $8 billion

Subadviser	Fee Rate
Western Asset	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements

For its fiscal year ended December 31, 2007, the Acquiring Fund paid LMPFA a fee, after waivers, of 0.37% of the Fund’s average daily net assets for management services.

Additional information and discussion of the factors considered by the Board of the Acquiring Fund in approving the Investment Management Agreement with LMPFA and the sub-advisory agreement with Western Asset is contained in the Fund’s semi-annual report to shareholders for the period ended June 30, 2008.

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”), a former distributor of the Acquiring Fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Acquiring Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Second Amended Complaint Defendants have filed a motion to dismiss the Second Amended Complaint.

On December 3, 2007, the Court granted the Second Amended Complaint Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the Acquiring Fund, and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Acquiring Fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup, Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state laws were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

* * *

On September 16, 2005, the staff of the SEC informed SBFM and SBAM, an affiliate of SBFM, that the staff was considering recommending that the SEC institute administrative proceedings against SBFM and SBAM, for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, its former parent. It is not expected that this matter will adversely impact the Acquiring Fund or LMPFA.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the board of the Subject Trust, and the board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

* * *

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Acquiring Fund

The Acquiring Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. This team is lead by S. Kenneth Leech, Stephen A. Walsh, Mark S. Lindbloom, Ronald D. Mass and Michael C. Buchanan and is responsible for overseeing the day-to-day operation of the Acquiring Fund.

Mr. Leech is a portfolio manager with Western Asset and has been employed as portfolio manager for Western Asset for at least the past five years.

Mr. Walsh is a portfolio manager with Western Asset and has been employed as portfolio manager for Western Asset for at least the past five years.

Mr. Lindbloom is a portfolio manager associated with Western Asset. Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1986.

Mr. Mass is a portfolio manager associated with Western Asset and has been employed as portfolio manager for Western Asset for the past five years.

Mr. Buchanan is a portfolio manager with Western Asset. Mr. Buchanan joined Western Asset in 2005. Prior to this, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan also was Executive Vice President, Portfolio Manager with Janus Capital Management in 2003.

The Fund SAI for the Acquiring Fund provides information about the compensation of the portfolio managers, other accounts they manage and any Acquiring Fund shares held by the portfolio managers. Similar information with respect to portfolio manager compensation is also included in Appendix E.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix H of this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

LMPFA and certain of the Acquiring Fund’s service providers, which include Legg Mason affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increase and the amount of those assets will increase as a result of the Reorganization (although this increase in assets is expected to be offset by the concomitant loss of the Target Fund’s assets).

In addition to the Class A and Class I shares to be issued in the Reorganization, the Acquiring Fund also offers Class B, Class C and Class 1 shares. The Acquiring Fund also has, but does not currently offer, Class R and Class FI shares. The Target Fund also has, but does not currently offer, Class R shares. This Proxy Statement/Prospectus only relates to the Acquiring Fund’s Class A and Class I shares and the Target Fund’s Class A, Class B, Class C and Class O shares.

Information about the Target Fund and the Acquiring Fund is included in the Funds’ Prospectuses, Fund SAIs and annual reports filed with the SEC and dated as listed in Appendix A. Copies of these documents, the Reorganization SAI and any subsequently released shareholder reports are available upon request and without charge by calling the Legg Mason Partners Shareholder Services at 800-451-2010, by writing to the Funds at 55 Water Street, New York, New York 10041 or by visiting the Funds’ website at www.leggmason.com/individualinvestors.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith file reports and other information including proxy material, reports and Trust documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Financial Highlights

The fiscal year end of each Fund is December 31.

The financial highlights of the Acquiring Fund that are contained in Appendix F have been derived from financial statements audited by KPMG LLP, each Fund’s independent registered public accounting firm.

Discussions regarding “Management’s Discussion of Fund Performance for the Acquiring Fund” are contained in Appendix G and the historical performance of the Acquiring Fund is contained in Appendix H.

Distribution Plan

The Acquiring Fund has adopted a shareholder services and distribution plan for its Class A shares. Under the plan, the Acquiring Fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to any distribution and/or service fees.

Legg Mason Investor Services, LLC (“LMIS”), located at 100 Light Street, Baltimore, Maryland 21202, serves as the Acquiring Fund’s sole and exclusive distributor. LMIS is a wholly owned subsidiary of Legg Mason, Inc.

LMIS, LMPFA and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Acquiring Fund. These payments are not reflected as additional expenses in the fee table contained in this Proxy Statement/Prospectus. The recipients of these payments may include LMIS and affiliates of LMPFA, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Acquiring Fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Acquiring Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the shareholder services and distribution plan (where applicable), also benefit LMPFA, LMIS and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Form of Organization

Each Fund is a series of the Trust, a Maryland business trust.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of August 1, 2008, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Target Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Pro Forma Combined Capitalization Table

Legg Mason Partners Intermediate-Term U.S. Government Fund and

Legg Mason Partners Government Securities Fund

as of August 1, 2008 (Unaudited)

	Legg Mason Partners Intermediate- Term U.S. Government Fund	Legg Mason Partners Government Securities Fund		Pro Forma Adjustments	Pro Forma Combined Legg Mason Partners Government Securities Fund
Class A:(a)
Net Assets	$23,703,848	$391,370,354		$20,183,414	$435,257,616
Shares Outstanding	2,696,095	42,202,109		2,036,349 (g)	46,934,553
Net Asset Value Per Share	$8.79	$9.27		—	$9.27
Class B:(b)
Net Assets	$8,180,598	$73,276,578	(e)	$(8,180,598)	$73,276,578
Shares Outstanding	926,022	7,894,897		(926,022)	7,894,897
Net Asset Value Per Share	$8.83	$9.28		—	$9.28
Class C:(c)
Net Assets	$12,002,816	$70,979,448	(f)	$(12,002,816)	$70,979,448
Shares Outstanding	1,348,898	7,647,992		(1,348,898)	7,647,992
Net Asset Value Per Share	$8.90	$9.28		—	$9.28
Class O:(d)
Net Assets	$1,327,610	—		$(1,327,610)	—
Shares Outstanding	150,814	—		(150,814)	—
Net Asset Value Per Share	$8.80	—		—	—
Class I:(d)
Net Assets	—	$8,910,127		$1,327,610	$10,237,737
Shares Outstanding	—	958,576		142,827 (g)	1,101,403
Net Asset Value Per Share	—	$9.30		—	$9.30
Class 1:
Net Assets	—	$59,520,729		—	$59,520,729
Shares Outstanding	—	6,412,165		—	6,412,165
Net Asset Value Per Share	—	$9.28		—	$9.28

Total Net Assets:	$45,214,872	$604,057,236		—	$649,272,108

(a)	Legg Mason Partners Intermediate-Term U.S. Government Fund Class A shares will be exchanged for Legg Mason Partners Government Securities Fund Class A shares.

(b)	Legg Mason Partners Intermediate-Term U.S. Government Fund Class B shares will be exchanged for Legg Mason Partners Government Securities Fund Class A shares.

(c)	Legg Mason Partners Intermediate-Term U.S. Government Fund Class C shares will be exchanged for Legg Mason Partners Government Securities Fund Class A shares.

(d)	Legg Mason Partners Intermediate-Term U.S. Government Fund Class O shares will be exchanged for Legg Mason Partners Government Securities Fund Class I shares.

(e)	Legg Mason Partners Government Securities Fund Class B shares will not be affected by the Reorganization.

(f)	Legg Mason Partners Government Securities Fund Class C shares will not be affected by the Reorganization.

(g)	Reflects adjustments to the number of shares outstanding due to the Reorganization.

DIVIDENDS AND DISTRIBUTIONS

Each Fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December.

For more information on the distribution policies of the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in Appendix C to this Proxy Statement/ Prospectus.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders who want to communicate with the Board or any individual Trustee should write their Fund to the attention of Robert I. Frenkel, Secretary, 300 First Stamford Place, Stamford, CT 06902. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the governance committee of the Board and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of the Target Fund on or about September 30, 2008 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed form of proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy card in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the Reorganization Plan and “FOR” any other matters the proxies deem appropriate. Please see Appendix I to this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to the Target Fund a subsequently executed proxy, (2) delivering to the Target Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Target Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Plan and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or authorize your vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum.

Broker-dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the

Reorganization Plan before the Meeting. The NYSE takes the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the Reorganization Plan. A signed proxy card or other authorization by a beneficial owner of Target Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of the Target Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Target Fund or the distributor of the Target Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

The cost of printing and mailing the enclosed Proxy Statement/Prospectus, accompanying Notice of Special Meeting and proxy card, along with postage and proxy solicitation costs will be paid 50% by the Target Fund and 50% by LMPFA, whether or not the Reorganization is approved. LMPFA will be responsible for 50% of the fees and expenses of the Funds’ legal counsel and independent public accounting firm incurred in connection with the Reorganization, and the Funds will share equally the remaining portion of these fees and expenses. Each of the Target Fund and LMPFA will be responsible for 50% of all other direct and indirect expenses and out-of-pocket costs and expenses incurred by the Target Fund relating to the Reorganization. Each of the Acquiring Fund and LMPFA will be responsible for 50% of all other direct and indirect expenses and out-of-pocket costs and expenses incurred by the Acquiring Fund relating to the Reorganization. The transaction costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be borne by the Funds.

Solicitation may be made by letter or telephone by officers or employees of Legg Mason, Inc. or by dealers and their representatives. Brokerage houses, banks and other fiduciaries and others may be requested to forward proxy solicitation material to the beneficial owners of shares of the Target Fund to obtain authorization for the execution of proxies. LMPFA will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of the Target Fund’s shares. In addition, LMPFA, on behalf of the Target Fund, has retained Computershare Fund Services (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $14,000 for such solicitation services (plus reimbursements of out-of-pocket expenses), to be borne by the Target Fund. Computershare may solicit proxies personally and by telephone.

Quorum

The holders of outstanding shares entitled to vote and present in person or by proxy representing 30% of the voting power of the Target Fund shall constitute a quorum at the Meeting.

Vote Required

For the Target Fund, approval of the Reorganization Plan will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Target Fund, which under applicable law means the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50%

of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date.

Effect of Abstentions and “Broker Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization. As a result, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

If a quorum is not present, the Meeting may be adjourned by action of the person presiding over the Meeting. If a quorum is present, upon a motion by the person presiding over the Meeting, any such adjournment will require an affirmative vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned. In the event of an adjournment, no further notice is needed. Unless a proxy provides otherwise, the persons named as proxies will vote upon such adjournment in their discretion.

Future Shareholder Proposals

The Target Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Target Fund must be received at the offices of the Fund, 55 Water Street, New York, New York 10041, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of the Target Fund at the close of business on August 27, 2008 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of Class A, Class B, Class C and Class O shares of the Target Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

Shares Outstanding
Class A Shares	[ ]
Class B shares	[ ]
Class C shares	[ ]
Class O shares	[ ]

To the knowledge of the Target Fund and the Acquiring Fund, as of [            ], 2008, except as set forth in Appendix J, no person owned beneficially or of record 5% or more of such Fund’s outstanding shares.

To the knowledge of the Funds, as of [            ], 2008, less than 1% of the outstanding shares of each of the Target Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of such Fund.

THE BOARD OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION PLAN. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION PLAN.

By order of the Board of Trustees,

Robert I. Frenkel
Secretary

INDEX OF APPENDICES

Appendix A: Dates of Prospectuses, Fund SAIs and Shareholder Reports

Appendix B: Form of Plan of Reorganization

Appendix C: Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information

Appendix D: Comparison of Investment Objectives, Principal Investment Strategies and Management

Appendix E: Portfolio Manager Compensation

Appendix F: Financial Highlights of the Acquiring Fund

Appendix G: Management’s Discussion of Fund Performance for the Acquiring Fund

Appendix H: Historical Performance for Each Fund

Appendix I: Instructions for Signing Proxy Card

Appendix J: 5% Shareholders of the Target Fund and Acquiring Fund

APPENDIX A

Dates of Prospectuses, Fund Statements of

Additional Information and Shareholder Reports

Fund	Prospectus and Fund SAI Dated	Annual Reports
Legg Mason Partners Intermediate-Term U.S. Government Fund	April 28, 2008 (filed on April 24, 2008)	December 31, 2007 (filed on March 6, 2008)

Legg Mason Partners Government Securities Fund	April 28, 2008 (filed on April 24, 2008)	December 31, 2007 (filed on March 6, 2008)

A-1

APPENDIX B

Plan of Reorganization

This PLAN OF REORGANIZATION (“Plan”) is made as of this [    ] day of [            ], 2008, by Legg Mason Partners Income Trust, a Maryland business trust (the “Trust”), with its principal place of business at 55 Water Street, New York, New York 10041, on behalf of its series Legg Mason Partners Government Securities Fund (the “Acquiring Fund”) and its series Legg Mason Partners Intermediate-Term U.S. Government Fund (the “Target Fund”).

WHEREAS, each of the Target Fund and the Acquiring Fund is a series of the Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Plan constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Plan constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Target Fund (the “Target Fund Shares”), to the extent described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Target Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in redemption of the Target Fund Shares and termination of the Target Fund as a series of the Trust, as provided herein (the “Reorganization”);

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders; and

WHEREAS, the Board has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and its shareholders and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, the terms of the Reorganization are as follows:

In this Plan, any reference to a Fund taking action shall mean and include all necessary actions of the Trust on behalf of a Fund, unless the context of this Plan or the 1940 Act requires otherwise.

1. TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES AND THE TERMINATION OF THE TARGET FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, shall sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Trust, on behalf of the Acquiring Fund, in exchange therefor, shall: (a) deliver to the Target Fund the number, determined in accordance with paragraph 2.3, of full and fractional Acquiring Fund Shares corresponding to the class of the Target Fund Shares as of the time and date set forth in paragraph 3.1; and (b) assume all liabilities of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). For purposes of this Plan, the Class A shares, Class B shares, and Class C shares of the Target Fund correspond to the Class A shares of the Acquiring Fund, the Class O shares of the Target Fund correspond to the Class I shares of the Acquiring Fund, the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund, and the term “Target Fund Shares” should be read to include each such class of shares of the Target Fund.

1.2 The property and assets of the Trust, attributable to the Target Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, including, without limitation, all indemnification obligations of the Target Fund with respect to the current and former members of the Board and officers of the Trust, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the Trust, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Target Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Target Fund acquired by the Trust on behalf of the Acquiring Fund.

1.3 The Target Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 Immediately following the actions contemplated by paragraph 1.1, the Trust shall take such actions necessary to complete the Reorganization. To complete the Reorganization, the Trust, on behalf of the Target Fund, shall (a) distribute to the latter’s shareholders of record with respect to the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Trust, on behalf of the Target Fund, pursuant to paragraph 1.1 in redemption of Target Fund Shares in accordance with Maryland law and (b) terminate the Target Fund as a series of the Trust. Such distribution shall be accomplished, with respect to the Target Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund. The Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, and after the declaration of any dividends by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures established by the Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2 The net asset value per share of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures adopted in good faith by the Trust’s Board. All computations of value pursuant to this paragraph 2.2 shall be subject to confirmation by the Target Fund’s independent registered public accounting firm.

2.3 The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the net assets with respect to Target Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be December 5, 2008, or such other date as the Board or the President of the Trust shall determine. All acts taking place at the closing of the transactions provided for in this Plan (the “Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise determined by the Board or the President of the Trust. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1 and after the declaration of any dividends. The Closing shall be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, or at such other time and/or place as the Board or the President of the Trust shall determine.

3.2 The Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Trust, at the Closing, a certificate of an authorized officer stating that the Assets of the Target Fund are being delivered as of the Closing Date. The Target Fund shall deliver a certificate stating that all necessary taxes in connection with the delivery of the Assets of the Target Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Trust shall direct PNC Global Investment Servicing, in its capacity as transfer agent for the Target Fund (“Transfer Agent”), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number and percentage ownership of the Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Trust, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, share certificates (if any), receipts or other documents as the other Fund or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable (in the judgment of the Board), the Closing Date shall be postponed until January 16, 2009, or such other date as the Board or the President of the Trust shall determine.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed in Schedule 4.1 of this Plan, the Trust, on behalf of the Target Fund, represents and warrants as follows:

(a) The Target Fund is duly established as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its Declaration of Trust, as amended and/or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Plan, except as set forth in paragraph 4.1(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Trust, on behalf of the Target Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the delivery and performance of this Plan by the Trust, on behalf of the Target Fund, will not result, in a material violation of Maryland law or of the Declaration or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Target Fund, is a party or by which it is bound, and the delivery and performance of this Plan by the Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Plan, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as at the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Plan, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Plan, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph

(j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by shareholders of the Target Fund shall not constitute a material adverse change.

(k) The Target Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code.

(l) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(m) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code), computed without regard to any deduction for dividends paid, and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Target Fund will not have any tax liability under Section 852 or Section 4982.

(n) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

(o) The delivery and performance of this Plan, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Target Fund, and this Plan constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Target Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Target Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed in Schedule 4.2 of this Plan, the Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly established as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Declaration to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Trust. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Plan except as described in paragraph 4.2(c).

(b) The Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Acquiring Fund Shares under the 1933 Act, are in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Fund) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the delivery and performance of this Plan by the Trust on behalf of the Acquiring Fund will not result, in a material violation of Maryland law or the Declaration or the by-laws of the Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the delivery and performance of this Plan by the Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Acquiring Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Plan, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Trust) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Plan, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Trust that is treated as a corporation separate from any and all other series of the Trust under Section 851(g) of the Code.

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code), computed without regard to any deduction for dividends paid, and (iii) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(l) Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares, including those Acquiring Fund Shares to be delivered by the Acquiring Fund to the Target Fund in accordance with paragraph 2.1, will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(m) The delivery and performance of this Plan, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Plan constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Target Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Trust, on behalf of the Target Fund and the Acquiring Fund, hereby further covenants as follows:

5.1 The Target Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distribution that may be advisable.

5.2 The Trust will call and hold a meeting of the shareholders of the Target Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4 The Trust, on behalf of the Target Fund, will obtain such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5 Subject to the provisions of this Plan, the Trust, on behalf of each of the Acquiring Fund and the Target Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6 The Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Trust, on behalf of the Target Fund, will provide to the Trust, on behalf of the Acquiring Fund, such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8 The Trust, on behalf of the Target Fund or the Acquiring Fund, as applicable, will, to the extent necessary, execute and deliver or cause to be executed and delivered all such assignments, assumptions and other instruments and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund or the Target Fund, as applicable, may reasonably deem necessary or desirable to confirm the Trust’s title to and possession of all the Assets and assumption of the liabilities and otherwise to carry out the intent and purpose of this Plan.

5.9 The Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

5.10 The Trust shall not change the Declaration, the prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 The Target Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on their federal income tax returns for their respective taxable years in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the following conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable to confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust’s assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Plan.

6.4 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Trust, on behalf of the Acquiring Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Trust shall reasonably request.

6.5 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the following conditions:

7.1 All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Trust, on behalf of the Target Fund. The Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable to confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

7.4 The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Trust, on behalf of the Target Fund, by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Trust shall reasonably request.

7.5 The Trust, on behalf of each of the Target Fund and the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to each of the Target Fund and the Acquiring Fund, the Trust shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Plan:

8.1 This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the Declaration, the by-laws of the Trust, Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Trust, with respect to either of the Target Fund or the Acquiring Fund, from completing the transactions contemplated by this Plan.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that the Trust may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The Target Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Target Fund shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward) such that the Target Fund will have no tax liability under Section 852 of the Code or Section 4982 of the Code for the current and any prior tax periods.

8.6 The Funds shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Trust, on behalf of each of the Target Fund and the Acquiring Fund, and their respective authorized officers, (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities; (iii) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Assets in the hands of the Target Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Target Fund Shares exchanged therefor; and (viii) a Target Fund Shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held the Target Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Trust, on behalf of each of the Acquiring Fund and the Target Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the condition set forth in this paragraph 8.6.

9. INDEMNIFICATION

9.1 The Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Plan or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or the Trust’s officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Trust, out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the members of the Board and the Trust’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust and those members of the Board and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Plan or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Trust or the members of the Board or the Trust’s officers prior to the Closing Date, provided that such indemnification by the Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The Target Fund shall bear the direct and indirect expenses and the out-of-pocket costs incurred by the Target Fund in connection with the sale of the Assets and termination of the Target Fund contemplated by the provisions of this Plan, including all of its direct and indirect expenses and out-of-pocket costs and expenses incurred by the Target Fund in connection with the preparation of the Registration Statement and the printing and mailing of the Proxy Statement and the solicitation of the related proxies for the Target Fund.

10.3 The Acquiring Fund shall bear the direct and indirect expenses and the out-of-pocket costs incurred by the Acquiring Fund in connection with the provisions of this Plan, including all direct and indirect expenses and out-of-pocket costs and expenses incurred by the Acquiring Fund in connection with the preparation of the Registration Statement.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, acknowledges that no party has made any representation, warranty or covenant on behalf of either the Acquiring Fund or the Target Fund not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by the Trust, and the obligations of the Trust, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

12.1 This Plan may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of the Board, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable with respect to the Acquiring Fund or the Target Fund.

13. AMENDMENTS

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Trust, at its address set forth in the preamble to this Plan, in each case to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2 This Plan shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

15.3 Consistent with the Declaration, the obligations of the Trust with respect to each of the Acquiring Fund and the Target Fund undertaken in the name or on behalf of the Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust, personally, but bind only the assets of the Trust belonging to the Acquiring Fund or the Target Fund, and all persons dealing with any series or funds of the Trust must look solely to the assets of the Trust belonging to such series or fund for the enforcement of any claims against the Trust.

SCHEDULE 4.1

None

SCHEDULE 4.2

None

APPENDIX C

Purchases, Redemptions and Exchanges of Fund Shares—

Other Shareholder Information

This section describes the classes of shares that the Acquiring Fund will make available after the Reorganization and how shareholders may buy and sell fund shares. It also describes how the Acquiring Fund values its securities and the fund’s policies on frequent trading of fund shares.

Choosing a class of shares to buy

Individual investors can generally purchase Class A shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a description of the classes available to them.

You may buy shares:

■ Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

■ Directly from the fund

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agents about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agents in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

You should contact your Service Agent for further information about available share classes.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment(1) (effective July 1, 2008)
	Class A	Class I
General	$1,000/$50	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	n/a
IRAs	$250/$50	n/a
SIMPLE IRAs	None/None	n/a
Systematic Investment Plans	$50/$50	n/a
Clients of Eligible Financial Intermediaries	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the fund	n/a	None/None
Other Retirement Plans	None/None	n/a
Institutional Investors	$1,000/$50	$1 million/None

(1)

Different minimums may apply to clients of certain service agents. Contact your service agent for more information. Refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■ The front-end sales charges that apply to the purchase of Class A shares

■ The contingent deferred sales charges that apply to certain Class A shares (redeemed within one year)

■ Who qualifies for lower sales charges on Class A shares

■ Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors and click on the name of the fund.

Comparing the fund’s classes

The following table compares key features of Class A and Class I shares of the fund. You should review the Fee table and Example in this Proxy Statement/Prospectus carefully before investing.* Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class I
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally, lower annual expenses than Class B and Class C	■ No initial or contingent deferred sales charge ■ Offered only to institutional and other eligible investors ■ Generally, lower annual expenses than the other classes

Initial sales charge	Up to 4.25%; reduced or waived for large purchases and certain investors; no charge for purchases of $1,000,000 or more	None

Contingent deferred sales charge	1.00% on purchases of $1,000,000 or more if you redeem within 1 year of purchase; waived for certain investors	None

Annual distribution and/or service fees	0.25% of average daily net assets	None

Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	Ask your Service Agent about the Legg Mason Partners funds available for exchange.
*	The Acquiring Fund has authorized seven share classes: Class A, Class B, Class C, Class FI, Class R, Class I and Class 1. Only Class A and Class I are offered by this Proxy Statement/Prospectus. Class 1 shares are closed to purchases and exchanges.

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will also receive a service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1,000,000	1.50	1.52	1.20
$1,000,000 or more(1)	-0-	-0-	up to 1.00

(1)

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1,000,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■ Accumulation privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners funds that are owned by

☐ you, or

☐ your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be combined.

If you hold shares of Legg Mason Partners funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■  Letter of intent – allows you to purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all the shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners fund shares that are purchased during the 13-month period by

☐ you, or

☐ your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the letter of intent. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be credited to your letter of intent asset goal.

If you hold shares of Legg Mason Partners funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited towards your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■ Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor

■ Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

■ Directors and officers of any Legg Mason-sponsored fund

■ Employees of Legg Mason and its subsidiaries

■ Investors investing through certain retirement plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners Funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another Legg Mason Partners fund

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a Legg Mason Partners fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally purchase Class I shares.

Class A shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares of the fund available. Please see below for additional information.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plan investors can generally purchase Class A shares. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sale charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose Class A or Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares, which have a different investment minimum and fees and expenses.

“Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares. Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to November 20, 2006, will be permitted to make additional investments in Class I shares.

Class A—Retirement Plans

Class A shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries remain eligible for Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

■ Such Retirement Plan’s recordkeeper offers only load-waived shares,

■ Fund shares are held on the books of the fund through an omnibus account, and

■ The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that purchased shares at net asset value prior to November 20, 2006, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A and I shares, as applicable, the fund may pay a fee for recordkeeping services performed for the share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the funds. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the funds.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■ Class of shares being bought

■ Dollar amount or number of shares being bought

■ Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

■ Investors should write to the fund at the following address:

         Legg Mason Partners Funds

         c/o PFPC Inc.

         P.O. Box 9699

         Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■ Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize a Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent, or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred must meet the applicable minimum (see “Investment Minimum”)

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Exchanging shares

Generally	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.
Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners funds. Be sure to read the prospectus of the Legg Mason Partners fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners funds made available for exchange by your Service Agent. Not all Legg Mason Partners funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners funds offer all classes

■ Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■ Exchanges of Class A shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Sales charges

In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.
Through a systemic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners funds.

■ Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount that meets at least the investment minimum for Systematic Investment Plans per exchange is required (see “Investment Minimums”)

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Redeeming Shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will normally be sent within 3 business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

■ For clients of a PFS Registered Representative:

         Primerica Shareholder Services

         c/o PFPC Inc.

         P.O. Box 9662

         Providence, Rhode Island 02940-9662

■ For all other investors, send your request to:

         Legg Mason Partners Funds

         c/o PFPC Inc.

         P.O. Box 9699

         Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The name of the fund, the class of shares to be redeemed and your account number

■ The dollar amount or number of shares to be redeemed

■ Signature of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less 2% per month of your account balance on the date the withdrawals commence, up to a maximum of 12% in one year.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■ Name of the fund

■ Your account number

■ Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed

■ Dollar amount or number of shares being bought, exchanged or redeemed

■ Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■ Are redeeming over $50,000

■ Are sending signed share certificates or stock powers to the transfer agent

■ Instruct the transfer agent to mail the check to an address different from the one on your account registration

■ Changed your account registration or your address within 30 days

■ Want the check paid to someone other than the account owner(s)

■ Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■ Suspend the offering of shares

■ Waive or change minimum and additional investment amounts

■ Reject any purchase or exchange order

■ Change, revoke or suspend the exchange privilege

■ Suspend telephone transactions

■ Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

■ Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds in the Legg Mason Partners funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners funds if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, but does not include money market funds in the fund complex.

The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends from its net investment income monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. The fund does not expect a significant portion of fund distributions to be treated as qualified dividend income, which is taxed at reduced rates.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

APPENDIX D

Comparison of Investment Objectives, Principal Investment Strategies and Management

The following chart lists the investment objective, principal investment policies, manager and portfolio manager. The chart provides a side-by-side comparison for shareholders of the Target Fund. For a more detailed analysis, including risk factors, please review the section “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Fund” in the Proxy Statement/Prospectus.

	Legg Mason Partners Government Securities Fund (Acquiring Fund)	Legg Mason Partners Intermediate-Term U.S. Government Fund (Target Fund)
Investment Objective	The fund seeks high current return.	The fund seeks to maximize total return, consistent with the preservation of capital.

Principal Investment Policies and Strategies

Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related investments.

The fund may also enter into mortgage dollar roll transactions where the fund sells a mortgage-related security and simultaneously agrees to repurchase, at a future date, another mortgage-related security with the same interest rate and maturity date but generally backed by a different pool of mortgages.

Instead of investing directly in particular securities, the fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Under normal circumstances, the fund invests substantially all of its assets in debt securities and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments.

The fund normally maintains an average effective duration of between 1.5 and 4.5 years. Under normal circumstances, the fund maintains a dollar-weighted average portfolio effective duration of more than three and less than ten years.

Instead of investing directly in particular securities, the fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

	Legg Mason Partners Government Securities Fund (Acquiring Fund)	Legg Mason Partners Intermediate-Term U.S. Government Fund (Target Fund)

The fund may engage in a variety of transactions using derivatives, including but not limited to, options, swaps, including credit default swaps, and warrants.

The fund from time to time may sell protection on debt securities by entering into credit default swaps, a type of derivative transaction.

Subject to its particular investment policies, the fund may invest to some extent in debt obligations, which are securities used by issuers to borrow money.

The fund may invest in mortgage-backed and asset-backed securities.

The fund may invest in collateralized mortgage obligations (“CMOs”).

The fund may invest in repurchase agreements.

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features.

Debt securities in which the fund may invest include variable and floating rate debt securities.

The fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately.

The fund may invest in commercial paper and other short-term investments, including certificates of deposit and bankers’ acceptances.

The fund is diversified.

The fund may engage in a variety of transactions using derivatives, including but not limited to, options, swaps, including credit default swaps, and warrants.

The fund from time to time may sell protection on debt securities by entering into credit default swaps, a type of derivative transaction.

Subject to its particular investment policies, the fund may invest to some extent in debt obligations, which are securities used by issuers to borrow money.

The fund may invest in mortgage-backed and asset-backed securities.

The fund may invest in collateralized mortgage obligations (“CMOs”).

The fund may invest in repurchase agreements.

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features.

Debt securities in which the fund may invest include variable and floating rate debt securities.

The fund may invest in U.S. Treasury Inflation Protected Securities.

The fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately.

The fund may invest in commercial paper and other short-term investments, including certificates of deposit and bankers’ acceptances.

The fund is diversified.

Selection Process	The portfolio managers focus on identifying undervalued securities. Specifically, the portfolio managers:	The portfolio managers focus on identifying undervalued sectors and securities. Specifically, the portfolio managers:

	Legg Mason Partners Government Securities Fund (Acquiring Fund)	Legg Mason Partners Intermediate-Term U.S. Government Fund (Target Fund)

•       Monitor the spreads between U.S. Treasury and government agency or instrumentality issuers, and purchase agency and instrumentality issues that they believe will provide a yield advantage

•       Determine sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and relative value factors based on interest rate outlook

•       Use research to identify sectors of the government and mortgage markets that are inefficiently priced, and adjust portfolio positions to take advantage of new information

•       Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

•       Monitor the spread between U.S. Treasury and government agency or instrumentality issues, and purchase agency and instrumentality issues which they believe will provide a total return advantage

•       Determine sector or maturity weightings based on intermediate and long-term assessments of the economic environment and relative value factors based on interest rate outlook

•       Use research to uncover inefficient sectors of the government and mortgage markets, and adjust portfolio positions to take advantage of new information

•       Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

Investment Manager/Sub-Adviser	LMPFA/Western Asset	LMPFA/Western Asset

Portfolio Managers	S. Kenneth Leech, Stephen A. Walsh, Mark S. Lindbloom, Ronald D. Mass and Michael C. Buchanan	S. Kenneth Leech, Stephen A. Walsh, Mark S. Lindbloom, Ronald D. Mass and Michael C. Buchanan

APPENDIX E

Portfolio Manager Compensation

Portfolio Manager Compensation

Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation, with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is also considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

E-1

APPENDIX F

Financial Highlights of Legg Mason Partners Government Securities Fund

The financial highlights tables are intended to help you understand the performance of each Class of shares for the past five years (or since inception if less than five years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements. Those financial statements have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a Class A share of beneficial interest outstanding throughout each year ended December 31:

Class A Shares(1)	2007		2006(2)		2005(2)	2004(2)		2003(2)
Net Asset Value, Beginning of Year	$9.66		$9.73		$9.86	$9.88		$10.07

Income (Loss) From Operations:
Net investment income	0.46		0.40		0.35	0.33		0.32
Net realized and unrealized gain (loss)	(0.08)		(0.03)		(0.12)	0.02		(0.14)

Total Income From Operations	0.38		0.37		0.23	0.35		0.18

Less Distributions From:
Net investment income	(0.46)		(0.44)		(0.36)	(0.37)		(0.37)
Return of capital	—		—		—	(0.00	)(3)	—

Total Distributions	(0.46)		(0.44)		(0.36)	(0.37)		(0.37)

Net Asset Value, End of Year	$9.58		$9.66		$9.73	$9.86		$9.88

Total Return(4)	4.11%		3.98%		2.36%	3.63%		1.83%

Net Assets, End of Year (millions)	$421		$312		$339	$358		$378

Ratios to Average Net Assets:
Gross expenses	1.00%		0.99	%(6)	1.00%	0.98%		0.95%
Net expenses	0.82	(5)(7)(8)	0.98	(6)(7)	1.00	0.97	(7)	0.95
Net investment income	4.81		4.19		3.60	3.30		3.19

Portfolio Turnover Rate(9)	88%		266%		141%	138%		148%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.
(3)	Amount represents less than $0.01 per share.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)	There was no impact to the expense ratio as a result of fees paid indirectly.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.97% and 0.96%, respectively.

(7)	Reflects fee waivers and/or expense reimbursements.
(8)

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.81 % for Class A shares until May 1, 2009.

(9)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 499%, 615%, 315%, 292% and 328% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

For a Class B share of beneficial interest outstanding throughout each year ended December 31:

Class B Shares(1)	2007		2006(2)		2005(2)	2004(2)		2003(2)
Net Asset Value, Beginning of Year	$9.67		$9.74		$9.87	$9.89		$10.08

Income (Loss) From Operations:
Net investment income	0.41		0.34		0.30	0.27		0.27
Net realized and unrealized gain (loss)	(0.08)		(0.03)		(0.12)	0.03		(0.14)

Total Income From Operations	0.33		0.31		0.18	0.30		0.13

Less Distributions From:
Net investment income	(0.41)		(0.38)		(0.31)	(0.32)		(0.32)
Return of capital	—		—		—	(0.00	)(3)	—

Total Distributions	(0.41)		(0.38)		(0.31)	(0.32)		(0.32)

Net Asset Value, End of Year	$9.59		$9.67		$9.74	$9.87		$9.89

Total Return(4)	3.54%		3.32%		1.80%	3.09%		1.30%

Net Assets, End of Year (millions)	$81		$72		$89	$103		$122

Ratios to Average Net Assets:
Gross expenses	1.66%		1.62	%(6)	1.55%	1.51%		1.51%
Net expenses	1.37	(5)(7)(8)	1.62	(6)(7)	1.55	1.50	(7)	1.51
Net investment income	4.25		3.55		3.04	2.77		2.64

Portfolio Turnover Rate(9)	88%		266%		141%	138%		148%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.
(3)	Amount represents less than $0.01 per share.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)	There was no impact to the expense ratio as a result of fees paid indirectly.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.60% and 1.60%, respectively.

(7)	Reflects fee waivers and/or expense reimbursements.
(8)

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.35% for Class B shares until May 1, 2009.

(9)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 499%, 615%, 315%, 292% and 328% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

For a Class C share of beneficial interest outstanding throughout each year ended December 31:

Class C Shares(1)	2007		2006(2)		2005(2)	2004(2)		2003(2)
Net Asset Value, Beginning of Year	$9.67		$9.74		$9.87	$9.88		$10.08

Income (Loss) From Operations:
Net investment income	0.40		0.37		0.31	0.28		0.28
Net realized and unrealized gain (loss)	(0.07)		(0.03)		(0.13)	0.04		(0.15)

Total Income From Operations	0.33		0.34		0.18	0.32		0.13

Less Distributions From:
Net investment income	(0.41)		(0.41)		(0.31)	(0.33)		(0.33)
Return of capital	—		—		—	(0.00	)(3)	—

Total Distributions	(0.41)		(0.41)		(0.31)	(0.33)		(0.33)

Net Asset Value, End of Year	$9.59		$9.67		$9.74	$9.87		$9.88

Total Return(4)	3.54%		3.65%		1.87%	3.29%		1.29%

Net Assets, End of Year (millions)	$73		$10		$14	$17		$25

Ratios to Average Net Assets:
Gross expenses	1.59%		1.34	%(6)	1.45%	1.44%		1.41%
Net expenses	1.38	(5)(7)(8)	1.31	(6)(7)	1.45	1.42	(7)	1.41
Net investment income	4.25		3.85		3.14	2.84		2.75

Portfolio Turnover Rate(9)	88%		266%		141%	138%		148%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.
(3)	Amount represents less than $0.01 per share.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)	There was no impact to the expense ratio as a result of fees paid indirectly.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.33% and 1.29%, respectively.

(7)	Reflects fee waivers and/or expense reimbursements.
(8)

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 1.38% for Class C shares until May 1, 2008 and 1.52% for the period from May 1, 2008 until May 1, 2009.

(9)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 499%, 615%, 315%, 292% and 328% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

For a Class I share of beneficial interest outstanding throughout each year ended December 31:

Class I Shares(1)	2007		2006(2)		2005(2)	2004(2)		2003(2)
Net Asset Value, Beginning of Year	$9.68		$9.75		$9.88	$9.89		$10.08

Income (Loss) From Operations:
Net investment income	0.49		0.44		0.39	0.36		0.36
Net realized and unrealized gain (loss)	(0.07)		(0.03)		(0.12)	0.04		(0.14)

Total Income From Operations	0.42		0.41		0.27	0.40		0.22

Less Distributions From:
Net investment income	(0.50)		(0.48)		(0.40)	(0.41)		(0.41)
Return of capital	—		—		—	(0.00	)(3)	—

Total Distributions	(0.50)		(0.48)		(0.40)	(0.41)		(0.41)

Net Asset Value, End of Year	$9.60		$9.68		$9.75	$9.88		$9.89

Total Return(4)	4.46%		4.39%		2.75%	4.09%		2.17%

Net Assets, End of Year (millions)	$10		$101		$104	$220		$231

Ratios to Average Net Assets:
Gross expenses	0.58%		0.60	%(6)	0.59%	0.59%		0.57%
Net expenses	0.48	(5)(7)(8)	0.59	(6)(7)	0.59	0.57	(7)	0.57
Net investment income	5.11		4.58		3.97	3.70		3.54

Portfolio Turnover Rate(9)	88%		266%		141%	138%		148%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.
(3)	Amount represents less than $0.01 per share.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)	There was no impact to the expense ratio as a result of fees paid indirectly.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.58% and 0.57%, respectively.

(7)	Reflects fee waivers and/or expense reimbursements.
(8)

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.48% for Class I shares until May 1, 2009.

(9)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 499%, 615%, 315%, 292% and 328% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

For a Class 1 share of beneficial interest outstanding throughout each year ended December 31:

Class 1 Shares(1)	2007		2006(2)		2005(2)	2004(2)		2003(2)
Net Asset Value, Beginning of Year	$9.67		$9.74		$9.87	$9.89		$10.08

Income (Loss) From Operations:
Net investment income	0.48		0.42		0.37	0.34		0.33
Net realized and unrealized gain (loss)	(0.07)		(0.02)		(0.13)	0.02		(0.14)

Total Income From Operations	0.41		0.40		0.24	0.36		0.19

Less Distributions From:
Net investment income	(0.49)		(0.47)		(0.37)	(0.38)		(0.38)
Return of capital	—		—		—	(0.00	)(3)	—

Total Distributions	(0.49)		(0.47)		(0.37)	(0.38)		(0.38)

Net Asset Value, End of Year	$9.59		$9.67		$9.74	$9.87		$9.89

Total Return(4)	4.32%		4.22%		2.50%	3.76%		1.95%

Net Assets, End of Year (millions)	$66		$74		$84	$96		$108

Ratios to Average Net Assets:
Gross expenses	0.86%		0.77	%(6)	0.87%	0.84%		0.81%
Net expenses	0.62	(5)(7)(8)	0.76	(6)(7)	0.87	0.82	(7)	0.81
Net investment income	5.01		4.41		3.73	3.45		3.34

Portfolio Turnover Rate(9)	88%		266%		141%	138%		148%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For a share of capital stock outstanding for the periods prior to April 16, 2007.
(3)	Amount represents less than $0.01 per share.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)	There was no impact to the expense ratio as a result of fees paid indirectly.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.74%, respectively.

(7)	Reflects fee waivers and/or expense reimbursements.
(8)

Effective at the close of business on February 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.73% for Class 1 shares until May 1, 2009. Effective July 27, 2007, management has agreed to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) to limit total annual operating expenses for Class 1 shares to 0.25% lower than Class A shares’ total annual operating expenses.

(9)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 499%, 615%, 315%, 292% and 328% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

APPENDIX G

Management’s Discussion of Fund Performance for the Government Securities Fund

The discussion of performance for Legg Mason Partners Government Securities Fund in this Appendix G is taken from the most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.82% and 4.71%, respectively. After tepid gross domestic product (“GDP”)ii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateiii and the federal funds rateiv in August and September, respectively. In October, the volatility in the bond market was less extreme before another flight to quality occurred in November, causing bond yields to fall even further. At the end of the fiscal year, two- and 10-year Treasury yields were 3.05% and 4.04%, respectively.

Performance Review

For the 12 months ended December 31, 2007, Class A shares of Legg Mason Partners Government Securities Fund, excluding sales charges, returned 4.11%. The Fund’s unmanaged benchmark, the Lehman Brothers U.S. Fixed-Rate Mortgage-Backed Securities Indexv, returned 6.90% over the same time frame. The Lipper General U.S. Government Funds Category Average1 returned 6.25% for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 167 funds in the Fund’s Lipper category, and excluding sales charges.

Performance Snapshot as of December 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Government Securities Fund—Class A Shares	3.87%	4.11%
Lehman Brothers U.S. Fixed-Rate Mortgage-Backed Securities Index	5.79%	6.90%
Lipper General U.S. Government Funds Category Average[1]	6.16%	6.25%

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 170 funds for the six-month period and among the 167 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class 1 shares2 returned 3.98%, Class B shares returned 3.58%, Class C shares returned 3.68% and Class I shares returned 4.03% over the six months ended December 31, 2007. Excluding sales charges, Class 1 shares returned 4.32%, Class B shares returned 3.54%, Class C shares returned 3.54% and Class I shares returned 4.46% over the 12 months ended December 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

[2]

Effective as of the close of business on July 27, 2007, the Fund’s Class 1 shares are closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

The 30-Day SEC Yields for the period ending December 31, 2007 for Class 1, A, B, C and I shares were 4.55%, 4.43%, 4.09%, 4.06% and 4.98%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class 1, A, B, C and I shares would have been 3.95%, 4.13%, 3.64%, 3.67% and 4.84%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class 1, Class A, Class B, Class C and Class I shares were 0.82%, 0.95%, 1.55%, 1.61% and 0.57%, respectively.

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.73% for Class 1 shares, 0.81% for Class A shares, 1.35% for Class B shares and 0.48% for Class I shares until May 1, 2009. Class C shares will not exceed 1.38% until May 1, 2008 and 1.52% for the period May 1, 2008 until May 1, 2009.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund’s longer durationvi than its benchmark enhanced performance as yields declined and prices rose during the fiscal year. During the reporting period, we positioned the portfolio in anticipation of a steepening yield curve vii. This was beneficial to performance as the yield curve did steepen. Spreads between the yield on long-term and short-term Treasurys increased during the year, with short-term rates declining more than their longer-term counterparts.

Q. What were the leading detractors from performance?

A. The Fund’s underweighting of 15-year agency mortgages detracted from performance as they performed better than their 30-year hybrid counterparts. Additionally, due to the fallout from the U.S. subprime mortgage meltdown and several flights to quality, the Fund’s allocation to non-agency structured products (both fixed & hybrids) detracted from results.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the period.

Thank you for your investment in Legg Mason Partners Government Securities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 15, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, fixed-income securities are subject to interest rate, credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The U.S. government guarantee of principal and interest payments only applies to underlying securities in the Fund’s portfolio, not the Fund’s shares. Please note that the Fund’s shares are not guaranteed by the U.S. government or its agencies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
iii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.
iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Lehman Brothers U.S. Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index composed of securities backed by 15-year to 30-year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Fund at a Glance (unaudited)

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class 1	3.98%	$1,000.00	$1,039.80	0.59%	$3.03
Class A	3.87	1,000.00	1,038.70	0.81	4.16
Class B	3.58	1,000.00	1,035.80	1.35	6.93
Class C	3.68	1,000.00	1,036.80	1.38	7.08
Class I	4.03	1,000.00	1,040.30	0.47	2.42

(1)	For the six months ended December 31, 2007.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. In absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class 1	5.00%	$1,000.00	$1,022.23	0.59%	$3.01
Class A	5.00	1,000.00	1,021.12	0.81	4.13
Class B	5.00	1,000.00	1,018.40	1.35	6.87
Class C	5.00	1,000.00	1,018.25	1.38	7.02
Class I	5.00	1,000.00	1,022.84	0.47	2.40

(1)	For the six months ended December 31, 2007.
(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/07	4.32%	4.11%	3.54%	3.54%	4.46%
Five Years Ended 12/31/07	3.35	3.18	2.61	2.72	3.57
Ten Years Ended 12/31/07	N/A	4.53	3.96	4.05	4.91
Inception* through 12/31/07	5.18	5.45	6.42	4.70	5.28

	With Sales Charges(3)
	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 12/31/07	(2.72)%	(0.33)%	(0.93)%	2.55%	4.46%
Five Years Ended 12/31/07	1.91	2.28	2.43	2.72	3.57
Ten Years Ended 12/31/07	N/A	4.08	3.96	4.05	4.91
Inception* through 12/31/07	4.19	5.15	6.42	4.70	5.28

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class 1 (Inception* through 12/31/07)	44.62%
Class A (12/31/97 through 12/31/07)	55.68
Class B (12/31/97 through 12/31/07)	47.45
Class C (12/31/97 through 12/31/07)	48.80
Class I (12/31/97 through 12/31/07)	61.43

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable CDSCs with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum sales charges of 6.75% and 4.25%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class 1, A, B, C and I shares are September 12, 2000, November 6, 1992, March 20, 1984, February 4, 1993 and February 7, 1996, respectively.

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Legg Mason Partners Government Securities Fund vs. Lehman Brothers U.S. Fixed-Rate Mortgage-Backed Securities Index and Lipper General U.S. Government Funds Category Average† (December 1997—December 2007)

†	Hypothetical illustration of $10,000 invested in Class B shares of Legg Mason Partners Government Securities Fund on December 31, 1997, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The Lehman Brothers U.S. Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index composed of securities backed by 15-year to 30-year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The Lipper General U.S. Government Funds Category Average is composed of the Fund’s peer group of mutual funds investing in U.S. Government securities. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

APPENDIX H

Historical Performance for the Funds

Legg Mason Partners Government Securities Fund

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index, sector-based indices and a peer group average. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Where indicated, the performance for Class A shares reflects the impact of taxes paid on the reinvestment of distributions and dividends and the redemption of shares at the end of the period. The performance information shown below includes that of the fund’s predecessor. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 5.19% in 3rd quarter 1998; Lowest: (2.15)% in 2nd quarter 1999.

Average Annual Total Returns (for periods ended December 31, 2007)

	1 Year	5 Years	10 Years
Class A
Return before taxes(1)	(0.33)%	2.28%	4.08%
Return after taxes on distributions(2)	(2.01)%	0.82%	2.30%
Return after taxes on distributions and sale of fund shares(2)	(0.24)%	1.08%	2.37%

Class I (Return before taxes only)
Class I	4.46%	3.57%	4.91%
Lehman Brothers U.S. Fixed-Rate Mortgage-Backed Securities Index(3)(5)	6.90%	4.49%	5.91%
Lipper U.S. Mortgage Funds Category Average(4)(5)	4.70%	3.44%	4.93%

(1)

On November 20, 2006, the maximum initial sales charge on Class A shares was reduced for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the reduced maximum initial sales charge had been in effect for the entire period.

(2)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(3)

The Lehman Brothers U.S. Fixed-Rate Mortgage-Backed Securities Index covers the fixed-rate agency mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac. The index is formed by grouping the universe of over 1,000,000 individual fixed-rate MBS pools into approximately 5,500 generic aggregates (although only a subset meet the index criteria due to liquidity constraints).

(4)

The Lipper U.S. Mortgage Funds Category Average includes funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. The Average is based on the average return of all funds in this category and reflects deductions for fees and expenses. The fund’s Lipper category changed to the Lipper U.S. Mortgage Funds Category effective February 15, 2008. Prior to February 15, 2008, the fund was included in the Lipper General U.S. Government Funds Category.

(5)

It is not possible to invest directly in an index or an average. An index does not reflect deductions for fees, expenses or taxes. An average reflects fees and expenses but no deductions for sales charges or taxes.

Legg Mason Partners Intermediate-Term U.S. Government Fund

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and O shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and, where indicated, the performance for Class A shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The performance information shown below includes that of the fund’s predecessor. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 6.02% in 3rd quarter 2001; Lowest: (1.78)% in 2nd quarter 2004.

Average Annual Total Returns (for periods ended December 31, 2007)

	1 Year	5 Years	10 Years
Class A(1)
Return before taxes	0.01%	1.81%	4.33%
Return after taxes on distributions(2)	(1.64)%	0.43%	2.39%
Return after taxes on distributions and sale of fund shares(2)	0.00%	0.74%	2.50%

Other Classes (Return before taxes only)
Class B(3)	(2.78)%	1.70%	3.99%
Class C	1.86%	1.76%	4.05%
Class O	2.49%	2.51%	4.86%
Citigroup 1-10 Year Treasury Bond Index(4)	8.81%	3.58%	5.40%

(1)

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(3)

On November 20, 2006, the maximum contingent deferred sales charge on Class B shares was increased for sales made on and after that date. The average annual returns for Class B shares in the table have been calculated as if the increased contingent deferred sales charge had been in effect for the entire period.

(4)	A broad-based unmanaged index of U.S. Treasury securities. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

APPENDIX I

Instructions for Signing Proxy Card

The following general rules for signing the voting instruction card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your voting instruction card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3. All Other Accounts: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

I-1

APPENDIX J

5% Shareholders of the Target Fund and Acquiring Fund

[To be provided]

J-1

SUBJECT TO COMPLETION, DATED AUGUST 21, 2008

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners Government Securities Fund

Legg Mason Partners Intermediate-Term U.S. Government Fund

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2008

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Partners Intermediate-Term U.S. Government Fund	Legg Mason Partners Government Securities Fund

55 Water Street New York, New York 10041 1-800-451-2010	55 Water Street New York, New York 10041 1-800-451-2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [            ], 2008, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Intermediate-Term U.S. Government Fund (the “Target Fund”) in exchange for shares of Legg Mason Partners Government Securities Fund (the “Acquiring Fund”) having an aggregate value equal to those of the Target Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-800-451-2010. The transfer is to occur pursuant to a Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2

S-1

GENERAL INFORMATION

A Special Meeting of Shareholders of the Target Fund to consider the Reorganization will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, on November 24, 2008, at 10:00 a.m., Eastern time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information (the “SAI”) related to the Proxy Statement/Prospectus dated [            ], 2008 consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

•	The Target Fund SAI dated April 28, 2008 (SEC Accession Number 0001193125-08-089318, filed April 24, 2008)

•	The Acquiring Fund SAI dated April 28, 2008 (SEC Accession Number 0001193125-08-089318, filed April 24, 2008)

•

The financial statements of the Target Fund as included in the Annual Report to Shareholders of the Target Fund for the year ended December 31, 2007 (SEC Accession Number 0001193125-08-048610, filed March 6, 2008), and

•

The financial statements of the Acquiring Fund as included in the Annual Report to Shareholders of the Acquiring Fund for the year ended December 31, 2007 (SEC Accession Number 0001193125-08-048664, filed March 6, 2008).

Pro Forma Financial Statements

The pro forma financial statements showing the effect of the proposed Reorganization on the Funds required by Rule 11-01 of Regulation S-X have not been prepared and included in this SAI because the net asset value of the Target Fund does not exceed 10% of the net asset value of the Acquiring Fund as of the date hereof.

S-2

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 16. EXHIBITS

Unless otherwise noted, all references are to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (the “SEC”) on March 13, 1985 (File Nos. 2-96408 and 811-4254).

(1)(a) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement as filed with the SEC on April 13, 2007 (“Post-Effective Amendment No. 84”).

(1)(b) Designation of Series of Shares of Beneficial Interests of the Registrant effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 84.

(1)(c) Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, effective as of August 14, 2007, and Amended and Restated Designation of Classes, effective as of November 13, 2007, is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008 (“Post-Effective Amendment No. 99”).

(2) The Registrant’s By-Laws dated October 4, 2006 are incorporated by reference to Post-Effective Amendment No. 84.

(3) Not Applicable.

(4) The form of Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

(5) Not Applicable.

(6)(a) Management Agreement between the Registrant, on behalf of Legg Mason Partners Government Securities Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”).

(6)(b) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate-Term U.S. Government Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6)(c) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”) with respect to Legg Mason Partners Government Securities Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6)(d) Subadvisory Agreement between LMPFA and WAM with respect to Legg Mason Partners Intermediate-Term U.S. Government Fund dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”) dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 20, 2006 (“Post-Effective Amendment No. 75”).

(8) Emeritus Retirement Plan relating to certain funds established effective, as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(9)(a) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9)(b) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10)(a) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners California Municipals Fund, Legg Mason Partners Core Bond Fund, Legg Mason Partners Core Plus Bond Fund, Legg Mason Partners Diversified Strategic Income Fund, Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners High Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners Investment Grade Bond Fund, Legg Mason Partners Managed Municipals Fund, Legg Mason Partners Massachusetts Municipals Fund, Legg Mason Partners Municipal High Income Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Legg Mason Partners Short Duration Municipal Income Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund and Legg Mason Partners Short-Term Investment Grade Bond Fund dated February 6, 2007, as amended, is incorporated herein by reference to Post-Effective Amendment No. 99.

(10)(b) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(11) Opinion and Consent of Venable LLP as to the legality of the securities is filed herewith.

(12) Form of Opinion of Bingham McCutchen LLP supporting tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus is filed herewith.

(13)(a) Transfer Agency and Services Agreement with PFPC Inc. dated January 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 75.

(13)(b) Letter Agreement amending the Transfer Agency and Services Agreement with PFPC Inc. dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13)(c) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(13)(d) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Government Securities Fund dated February 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13)(e) Form of Second Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Government Securities Fund is filed herewith.

(14) Consent of KPMG LLP, Independent Registered Public Accounting Firm, is filed herewith.

(15) Not Applicable.

(16) Power of Attorney dated August 12, 2008 is filed herewith.

(17)(a) Form of Proxy Card is filed herewith.

(17)(b) The Prospectus and Statement of Additional Information of Legg Mason Partners Intermediate-Term U.S. Government Fund dated April 28, 2008 and as supplemented May 15, 2008 is filed herewith.

(17)(c) The Prospectus and Statement of Additional Information of Legg Mason Partners Government Securities Fund dated April 28, 2008 is filed herewith.

(17)(d) The Annual Report of Legg Mason Partners Intermediate-Term U.S. Government Fund for the year ended December 31, 2007 is filed herewith.

(17)(e) The Annual Report of Legg Mason Partners Government Securities Fund for the year ended December 31, 2007 is filed herewith.

(17)(f) Code of Ethics of Citigroup Asset Management—North America (adopted by LMPFA), as amended September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 75.

(17)(g) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

(17)(h) Code of Ethics of WAM as of February 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

ITEM 17. UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”) [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant hereby undertakes to file, by post-effective amendment, the final opinion of Bingham McCutchen LLP supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 21st day of August, 2008.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Legg Mason Partners Government Securities Fund

By:
R. Jay Gerken
President

As required by the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
R. Jay Gerken	President, Principal Executive Officer and Trustee	August 21, 2008

Frances M. Guggino	Treasurer and Chief Financial Officer	August 21, 2008

/s/ Elliott J. Berv* Elliott J. Berv	Trustee	August 21, 2008

/s/ A. Benton Cocanougher* A. Benton Cocanougher	Trustee	August 21, 2008

/s/ Jane F. Dasher* Jane F. Dasher	Trustee	August 21, 2008

/s/ Mark T. Finn* Mark T. Finn	Trustee	August 21, 2008

/s/ Rainer Greeven* Rainer Greeven	Trustee	August 21, 2008

/s/ Stephen R. Gross* Stephen R. Gross	Trustee	August 21, 2008

/s/ Richard E. Hanson, Jr.* Richard E. Hanson, Jr.	Trustee	August 21, 2008

/s/ Diana R. Harrington* Diana R. Harrington	Trustee	August 21, 2008

/s/ Susan M. Heilbron* Susan M. Heilbron	Trustee	August 21, 2008

/s/ Susan B. Kerley* Susan B. Kerley	Trustee	August 21, 2008

/s/ Alan G. Merten* Alan G. Merten	Trustee	August 21, 2008

/s/ R. Richardson Pettit* R. Richardson Pettit	Trustee	August 21, 2008

*By:
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney dated February 12, 2008.

EXHIBIT INDEX

EXHIBIT NO.	EXHIBITS
11	Opinion and consent of Venable LLP as to the legality of the securities being registered.

12	Form of opinion of Bingham McCutchen LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement.

(13)(e)	Form of Second Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Government Securities Fund.

14	Consent of KPMG LLP.

16	Powers of Attorney.

17(a)	Form of Proxy Card.

17(b)	Prospectus and Statement of Additional Information of Legg Mason Partners Intermediate-Term U.S. Government Fund dated April 28, 2008, as supplemented on May 15, 2008.

17(c)	Prospectus and Statement of Additional Information of Legg Mason Partners Government Securities Fund dated April 28, 2008.

17(d)	Annual Report of Legg Mason Partners Intermediate-Term U.S. Government Fund for the year ended December 31, 2007.

17(e)	Annual Report of Legg Mason Partners Government Securities Fund for the year ended December 31, 2007.